Exhibit 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT, AND SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

COLLABORATION EXPANSION AGREEMENT

This Collaboration Expansion Agreement (this “Agreement”), dated as of 6 June 2018 (the “Effective Date”), is made and entered into between ABT Holding Company (“ATHX”), a Delaware corporation having its principal place of business at 3201 Carnegie Avenue, Cleveland, OH 44115 and wholly-owned subsidiary of Athersys, Inc. (“Athersys”), and HEALIOS K.K. (“Healios”), a Japanese company having its principal place of business at World Trade Center Bldg. 15F, 2-4-1 Hamamatsucho, Minato-ku, Tokyo 105-6115 Japan, and solely with respect to the guarantee set forth herein, Athersys. ATHX and Healios may be referred to individually as a “Party” and collectively as the “Parties”.

Background

A.        The Parties entered into that License Agreement effective as of January 8, 2016, which was subsequently amended pursuant to that First Amendment to License Agreement dated July 21, 2017 and pursuant to that Second Amendment to License Agreement dated September 19, 2017 (such agreement, as amended as of the Effective Date or hereafter, the “Initial License Agreement”), as well as certain quality, clinical supply and technology transfer agreements ancillary to such license agreement.

B.        The Parties entered into that Letter of Intent for Collaboration Expansion as of March 13, 2018, which was amended on April 30, 2018, May 31, 2018 and June 4, 2018 (“LOI”), pursuant to which the Parties agreed to enter into this Agreement and release to ATHX certain amounts held in escrow upon the execution of this Agreement in accordance with the terms set forth in the LOI.

C.        The Parties desire to expand the relationship between them through a combination of, among other things, (i) entering a third amendment to the Initial License Agreement to expand the Primary Field and expand the Organ Bud Field (as each such capitalized term is defined in the Initial License Agreement), (ii) granting to Healios an exclusive worldwide license under Athersys’ proprietary MultiStem stem cell technology to use the technology either alone or in combination together with iPSC-derived or embryonic stem cell-derived RPE cells for the treatment of macular degeneration and certain other ophthalmological indications pursuant to the OPHTH License Agreement (as defined below), (iii) granting to Healios an exclusive license under Athersys’ proprietary MultiStem stem cell technology to use such technology in combination with iPSC-derived cells developed by or for Healios for the treatment of certain diseases, pursuant to the Combination Product License Agreement (as defined below), (iv) granting an exclusive right of first negotiation to expand the territory and field of the license granted under the Combination Product License Agreement, (v) [*] (vi) granting an exclusive right of first negotiation to license Athersys’ proprietary MultiStem stem cell technology in China and in connection with use of [*] and (vii) payment from Healios to ATHX of $20 million, comprising $10 million released from escrow upon or after the Effective Date, and $10 million paid in 4 equal installments every three months starting June 7, 2018, with the second $10 million paid in installments being creditable against future

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

milestone payments due from Healios in connection with the Initial License Agreement; all upon the terms and subject to the conditions set forth in this Agreement.

Agreement

ATHX and Healios hereby agree as follows:

SECTION 1    DEFINITIONS.

Capitalized terms used in this Agreement shall have the meaning ascribed to them in the preamble or Background above, this Section 1, or the following Sections of this Agreement.

1.1

The term “Affiliate” shall mean, with respect to a Party, a corporation or other legal entity, directly or indirectly, controlling, controlled by or under common control with such Party. For purpose of this definition, the term “control” and, with correlative meanings, the terms “controlled by” and “under common control with”, as used with respect to any corporation or other entity, means (a) direct or indirect ownership of fifty percent (50%) or more of the securities or other ownership interests representing the equity voting stock or general partnership or membership interest of such corporation or other entity or (b) the power to direct or cause the direction of the management or policies of such corporation or other entity, whether through the ownership of voting securities by contract or otherwise.

1.2

The term “Laws” shall mean all applicable laws, statutes, regulations, rules, ordinance, order, decree, ruling or binding position or guideline of any governmental authority having jurisdiction over the subject act(s) or matter(s).

SECTION 2    THIRD AMENDMENT TO THE INITIAL LICENSE AGREEMENT.

2.1

The Initial License Agreement is amended as of the Effective Date in accordance with that Third Amendment to License Agreement attached as Exhibit 1 (the “Third Amendment to License Agreement”). The Third Amendment to License Agreement is effective as of the Effective Date.

2.2

Each Party will execute and deliver, or will have executed and delivered, the signature page to such amendment on or before the Effective Date to further document the amendment to the Initial License Agreement made hereby.

SECTION 3    OPHTH LICENSE AGREEMENT.

3.1	As of the Effective Date, the Parties hereby enter into the License Agreement attached as Exhibit 2 (the “OPHTH License Agreement”). The OPHTH License Agreement is effective as of the Effective Date.

3.2

Each Party will execute and deliver, or will have executed and delivered, the signature page to the OPHTH License Agreement on or before the Effective Date to further document the effectiveness of the OPHTH License Agreement made hereby.

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*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SECTION 4    COMBINATION PRODUCT LICENSE AGREEMENT

4.1

As of the Effective Date, the Parties hereby enter into the Combination Product License Agreement attached as Exhibit 3 (the “Combination Product License Agreement”). The Combination Product License Agreement is effective as of the Effective Date.

4.2

Each Party will execute and deliver, or will have executed and delivered, the signature page to the Combination Product License Agreement on or before the Effective Date to further document the effectiveness of the Combination Product License Agreement made hereby.

SECTION 5    NEGOTIATION RIGHTS

5.1

During the period that begins on the Effective Date and ends [*] or earlier as described in clause (b) below (“Exclusive Negotiation Period”), ATHX hereby grants to Healios the exclusive right of first negotiation to expand the “Territory” and the diseases or conditions within the “Licensed Field”, as such terms are defined in the Combination Product License Agreement, as follows. During the Exclusive Negotiation Period, ATHX will not, and will cause its Affiliates not to, negotiate with any other person or entity the terms or conditions of any license under any intellectual property rights of ATHX or its Affiliates to research, develop, manufacture, have manufactured, use, distribute, promote, sell, offer for sale, market, distribute, import, export or otherwise commercialize, anywhere in the world, any MultiStem product that is used in treatment of any disease or condition in combination with iPSC-derived cells by either (i) non-systemic, localized administration of the MultiStem product at the same time and immediate vicinity as the iPSC-derived cell transplantation or (ii) as a combination formulation containing both the MultiStem product and iPSC-derived cells, provided that the foregoing shall not preclude ATHX from negotiating with any other person or entity the terms or conditions of any license to manufacture or have manufactured any standalone MultiStem products (i.e., MultiStem products that are not combined with iPSC-derived cells) or the MultiStem portions of any “Licensed Products”, as such term is defined in the Combination Product License Agreement.

(a)    During the period that begins on the Effective Date and ends six (6) months thereafter unless extended by mutual agreement, the Parties will negotiate in good faith with respect to (i) the potential expansion of the “Territory” in the Combination Product License Agreement to be worldwide and (ii) the potential expansion of the diseases or conditions that constitute the “Licensed Field” in the Combination Product License Agreement to include additional diseases or conditions, and other corresponding terms and conditions.

(b)    Moreover, during such 6-months (or longer period as agreed), if the Parties do not amend the Combination Product License Agreement in a manner that expands the “Territory” and/or the “Licensed Field” therein, then ATHX will also negotiate in good faith with respect to an amendment to the Initial License Agreement to add another disease or condition in Japan to the fields licensed thereunder upon such terms as may be

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*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

mutually agreed, including potentially different milestone and royalties than those for the existing indications/fields; provided, however, that it is understood (i) no upfront license fee would be due with respect to such additional indication/field and (ii) milestones and royalties for such additional indication/field would be consistent with the market opportunity as reasonably determined and mutually agreed by the Parties. ATHX shall, promptly after the Effective Date, disclose to Healios such additional indication/field in Japan contemplated by ATHX, and shall thereafter cooperate with Healios in good faith to assess the feasibility and market opportunities for such additional indication/field. If the Parties mutually agree to such an amendment, then the Exclusive Negotiation Period terminates upon the effective date of such amendment. If the Parties do not mutually agree to such an amendment, then the Exclusive Negotiation Period remains in effect.

5.2	[*]

5.3

During the period that begins on the Effective Date and ends September 1, 2018 (“China ROFN Period”), ATHX hereby grants to Healios the exclusive right of first negotiation with respect to Athersys’ proprietary MultiStem stem cell technology, as follows. During the China ROFN Period, ATHX will not, and will cause its Affiliates not to, negotiate with any other person or entity the terms or conditions of any license under any intellectual property rights of ATHX or its Affiliates to research, develop, manufacture, have manufactured, use, distribute, promote, sell, offer for sale, market, distribute, import, export or otherwise commercialize any MultiStem products in China.

(a)      During the China ROFN Period, the Parties will negotiate in good faith, and use commercially reasonable efforts to enter into agreement(s) for, (i) an exclusive option for Healios to license Athersys’ MultiStem technology for the treatment of ischemic stroke, acute respiratory distress syndrome (including idiopathic pulmonary fibrosis), and either trauma or an alternative indication mutually agreed to by the Parties, or some combination of the foregoing, in China (“China Option”) and (ii) [*], in each case reflecting the following terms and conditions:

(i)      The commercial terms for the China Option, including initial license fees, milestone payments, royalties and other key terms, would be no less favorable to Healios than such terms set forth in Exhibit 4.

(ii)      [*].

(iii)      As consideration for ATHX’s grant of the China Option and [*] in accordance with clause (a) above (as well as any additional warrants exercisable under any separate agreements between the Parties), Healios would pay to ATHX a maximum amount equal to Fifteen Million US Dollars ($15,000,000.00), [*]. Such Fifteen Million US Dollar ($15,000,000.00), or any portion thereof, would, at the election of Healios by notice to ATHX, be capable of being applied as a credit towards any milestone payment that becomes due under the Initial License Agreement in accordance with Section 6.4 below.

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*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

(b)        Notwithstanding anything to the contrary set forth herein, during the China ROFN Period, if Healios agrees to pay the amounts set forth in Section 5.3(a)(iii) in accordance with the terms therein, the Parties shall enter into written agreements for the China Option and [*] reflecting the terms set forth in Exhibit 4 and Exhibit 5, respectively, as such terms may be more specifically reflected together with additional terms in such written agreements if and as mutually agreed.

SECTION 6    PAYMENTS.

6.1

Healios will pay to ATHX the sum of Ten Million US Dollars ($10,000,000.00) on or within five business days after the Effective Date. Healios may satisfy such payment obligation through the release and payment of the Escrow Amount (as defined in the LOI) to ATHX pursuant to the terms of the LOI.

6.2	Healios will pay to ATHX the sum of Two Million Five Hundred Thousand US Dollars ($2,500,000.00) on or before each of the following dates (for a total of Ten Million US Dollars ($10,000,000.00)):

(a)        June 7, 2018.

(b)        September 1, 2018.

(c)        December 1, 2018.

(d)        March 1, 2019.

6.3

Each of such payments in Sections 6.1 and 6.2 is due on or before 11:59 pm Eastern (New York)Time on the date specified. If Healios so requests, ATHX will issue an invoice for any of the above payments, provided however, the date of each such payment is due on the date specified in Sections 6.1 and 6.2 above, as applicable, regardless of whether or not Healios requests an invoice or the date upon which any of such invoices requested is issued or received.

6.4

Each of such payments is not contingent on any factor (other than the passage of time) and once it is received by ATHX, it is non-refundable, provided however, the total amount of such payments received by ATHX pursuant to Section 6.2 at any point in time, or any portion thereof, may, at the election of Healios by notice to ATHX, be applied as a credit towards any milestone payment that becomes due under the Initial License Agreement, as follows:

(a)        Healios may apply any of such amounts paid under Section 6.2 above as a credit against the remaining amount due in excess of [*] under Sections 7.3(a) or 7.5(a) of the Initial License Agreement (after application of any credits against such milestone that have been applied or are or might become available through other agreements between the Parties) (i.e., a maximum deduction of [*] each for Sections 7.3(a) and 7.5(a) of the Initial License Agreement), and

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*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

(b)        Healios may apply any of such amounts paid under Section 6.2 above as a credit against up to [*] of the amount stated to be due under Sections 7.3(b), Section 7.4, Section 7.5(b) and Section 7.6 of the Initial License Agreement (as amended by the Third Amendment to License Agreement).

For the avoidance of doubt, the payment made under Section 6.1 may not be used as a credit for any purpose.

6.5

Any payments made by a Party pursuant to this Agreement shall not be reduced on account of any taxes unless required by applicable law. ATHX shall be responsible for paying any and all taxes (other than withholding taxes required to be paid by Healios under applicable law, except to the extent that ATHX does not provide any requested IRS documentation) levied on account of, or measured in whole or in part by reference to, any payments it receives hereunder. Healios shall deduct or withhold from any such payments to ATHX any taxes that Healios is required to deduct or withhold under applicable law. Notwithstanding the foregoing, if ATHX is entitled under any applicable tax treaty to a reduction in the rate of, or the elimination of, applicable withholding tax, it may deliver to Healios or the appropriate governmental authority (with the assistance of Healios to the extent that such assistance is reasonably required and is requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Healios of its obligation to withhold tax, and Healios shall apply the reduced rate of withholding, or dispense with withholding, as the case may be, provided that Healios has received evidence, in a form reasonably satisfactory to Healios, of ATHX’s delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least 10 days prior to the time that the payments are due. If, in accordance with the foregoing, Healios withholds any amount, it shall (a) timely remit to ATHX the balance of such payment excluding the withheld tax; (b) timely remit the full amount withheld to the proper governmental authority; and (c) send to ATHX written proof of remittance of the full amount withheld within 30 days following remittance.

SECTION 7    TERM AND TERMINATION.

7.1

This Agreement is effective on the Effective Date and remains in full force and effect until the first to occur of: (a) each of the Initial License Agreement, OPHTH License Agreement, and Combination Product License Agreement is terminated, (b) Healios has paid to ATHX a total of Twenty Million US Dollars ($20,000,000.00) under Sections 6.1 and 6.2 of this Agreement and applied a total of Ten Million US Dollars ($10,000,000.00) in credits pursuant to Section 6.4, and the periods for the negotiation contemplated in Sections 5.1, 5.2 and 5.3 have expired pursuant to the terms set forth therein, and (c) this Agreement is terminated pursuant to Section 7.2.

7.2

If Healios does not pay any of the amounts due under Section 6.1 or Section 6.2 on or before the corresponding date due, then ATHX may notify Healios of such missed payment. If Healios does not pay the amount due within 15 days after such notice of late payment from ATHX, ATHX may terminate this Agreement with immediate effect by notice to Healios.

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*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

7.3	Upon termination of this Agreement for any reason:

(a)        the provisions in Sections 1, 6.5, 7.3, 7.4, 7.5, 8 and 10 shall survive termination of this Agreement if and as applicable, and solely with respect to termination by ATHX pursuant to Section 7.2, the provisions in Sections 6.1, 6.2 and 6.3 shall additionally survive such termination; and

(b)        all obligations accruing prior to termination of this Agreement shall remain due and owed in accordance with their respective terms.

7.4	Termination of this Agreement pursuant to Section 7.2 automatically terminates the OPHTH License Agreement and the Combination Product License Agreement without further action by either Party.

7.5

Termination of this Agreement pursuant to Section 7.2 also terminates the effects of the Third Amendment to the Initial License Agreement, so that the Initial Agreement reverts to its terms and conditions that were in effect as of the Effective Date.

SECTION 8    CONFIDENTIALITY.

8.1

“Confidential Information” means (a) terms of this Agreement (but not its mere existence) and (b) any and all proprietary information disclosed by one Party (“Discloser”) to the other Party (“Recipient”) under this Agreement or in connection with the administration of the Parties’ rights and obligations under this Agreement, whether orally, visually, electronically such as by email or in an electric file, or in writing, which (i) if disclosed in writing or other tangible form, is clearly designated as being confidential by a mark with the word “Confidential” or a similar warning, or (ii) if disclosed orally, visually or in other non-tangible form, is disclosed as confidential at the time of disclosure, reduced to a written document describing such information and the place and date of such disclosure and provided to Recipient with a mark with the word “Confidential” or a similar warning within 30 days from the date of disclosure; provided, however, that the Confidential Information does not include information that falls under any of the following categories, which shall be proved by Recipient:

(a)        Information which is publicly known at the time of disclosure by Discloser or information which becomes publicly known with no fault of Recipient after disclosure by Discloser;

(b)        Information which is already in the possession of Recipient on or before disclosure by Discloser;

(c)        Information which Recipient duly obtains from a third party who is not under any obligation to maintain the confidentiality of such information;

(d)        Information which Recipient has independently developed or obtained without the benefit of information disclosed by Disclosure; or

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*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

(e)        Information for which the Recipient obtains from the Discloser a prior written approval for disclosure.

8.2

Except as otherwise provided in this SECTION 8, Recipient shall hold and maintain Confidential Information of Discloser in strict confidence, and shall not disclose to any third party such Confidential Information without a prior written approval of Discloser, and Recipient shall use Confidential Information solely for the purpose of exercising its rights and fulfilling its obligations under this Agreement (“Purpose”). Notwithstanding the foregoing, Recipient may disclose Confidential Information to its directors, statutory auditors, officers, employees and agents and those of its Affiliate (collectively referred to as “Staff”) when its Staff needs to know the Confidential Information for the Purpose. Recipient shall make its Staff comply with the obligations as set forth in this SECTION 8, whether during the period in which the Staff has positions in Recipient or after the Staffs leave Recipient and shall be fully liable to Discloser for their breach of such terms as if such breach was by Recipient.

8.3

Recipient may disclose Confidential Information of Discloser to its and its Affiliates’ sublicensees, as applicable, and its and their respective bankers, accountants, counsels, consultants and independent contractors (the “Outside Staff”) who need to know the Confidential Information for the Purpose or their professional duties in connection with the rights or obligations of Recipient under this Agreement, provided that Recipient shall cause the Outside Staff to be bound by no less stringent terms than those set forth in this SECTION 8 (applied mutatis mutandis) and shall be fully liable to Discloser for their breach of such terms as if such breach was by Recipient.

8.4

Recipient shall manage Confidential Information of Discloser with the same degree of care as it would manage its own confidential information but always with no less stringent degree of care than a reasonable care.

8.5

In the case where Recipient is required to disclose Confidential Information by any administrative or judicial organization (including the ICC for mediation or arbitration under this Agreement) or under any Law, including without limitation regulations and rules of stock exchange and, in response to the request, discloses the Confidential Information of Discloser, such disclosure is not a breach of the obligations as set forth in this SECTION 8. In such case, Recipient shall notify Discloser of such disclosure in advance, if an advance notice is impossible or difficult, promptly after such disclosure, and make reasonable efforts to minimize the scope of such disclosure.

8.6	The obligations set forth in this SECTION 8 shall be effective for 20years from Termination of this Agreement.

8.7	The Parties will issue a press release (in the form mutually agreed by the Parties) promptly after this Agreement becomes effective.

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*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SECTION 9    REPRESENTATION AND WARRANTIES; DISCLAIMER.

9.1

Each of ATHX and Healios represents and warrants that it is duly organized and exists in good standing under the Laws of the jurisdiction in which it is organized, has the power to own its property and to carry on its business as now being conducted.

9.2

Each of ATHX and Healios represents and warrants that it has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including, without limitation, to grant the license as set forth in this Agreement, without consent of any third party and without breach of any agreements with or obligations to any third party.

9.3

Each of ATHX and Healios represents and warrants that it is not currently a party to and will not enter into agreement with an obligation to a third party inconsistent, incompatible, or conflicting with its obligations under this Agreement.

9.4

Each of ATHX and Healios represents and warrants that, to its knowledge as of the Effective Date, the information disclosed to the other Party in the course of discussion and negotiations in relation to this Agreement is true in all material respects.

9.5

EXCEPT AS PROVIDED EXPRESSLY IN THIS SECTION 9, NEITHER ATHX NOR HEALIOS MAKES ANY REPRESENTATIONS OR WARRANTIES UNDER THIS AGREEMENT WHATSOEVER, AND EACH OF ATHX AND HEALIOS HEREBY DISCLAIMS ALL OTHER SUCH POTENTIAL WARRANTIES, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, AGAINST INFRINGEMENT, AND THOSE ARISING THROUGH COURSE OF DEALING OR TRADE OR OTHERWISE.

SECTION 10    MISCELLANEOUS.

10.1	This Agreement shall be governed by and construed under the Laws of State of New York without regard to its choice of law principles.

10.2

All disputes arising out of or relating to this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by 3 arbitrators appointed in accordance with the said Rules. The Emergency Arbitrator Provisions shall not apply. The seat of the arbitration shall be Tokyo. The language to be used in the arbitration shall be English. The award rendered by arbitration shall be final and binding upon both Parties and judgment upon the award may be entered into in any court having jurisdiction for enforcement thereof. The Parties shall treat all matters relating to the arbitration, including, but not limited to, the existence of the arbitration, all documents produced by one Party in the arbitration, or the award rendered by the arbitration as Confidential Information.

10.3	NEITHER ATHX NOR HEALIOS WILL BE LIABLE UNDER THIS AGREEMENT FOR ANY SPECIAL, PUNITIVE, CONSEQUENTIAL, INCIDENTAL OR OTHER

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*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

INDIRECT DAMAGES OF ANY TYPE OR NATURE, WHETHER BASED IN CONTRACT, TORT, STRICT LIABILITY, NEGLIGENCE OR OTHERWISE, INCLUDING LOSS OF PROFITS OR REVENUES, EXCEPT (A) FOR WILLFUL BREACH OR BREACH RESULTED FROM BAD FAITH OF ANY PROVISION OF THIS AGREEMENT OR (B) BREACH OF THE CONFIDENTIALITY PROVISIONS IN SECTION 8.

10.4

Neither this Agreement nor any rights or obligations of any Party to this Agreement may be assigned or otherwise transferred by such Party without the consent of the other Party, except that a Party may assign this Agreement, without such consent, to an Affiliate or to a purchaser of or successor in interest to substantially all of that Party’s business or assets, through merger, sale of assets and/or sale of stock or ownership interest, consolidation or name change. Any permitted assignee shall assume all obligations of its assignor under this Agreement and provide notice of such assignment to the other Party promptly after such assignment. Any purported assignment in violation of this Section is void.

10.5	This Agreement may be executed in counterparts, each of which, when executed, are deemed to be an original and all of which together constitute one and the same document.

10.6

This Agreement together with its Exhibit(s) sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and supersedes all agreements or understandings, verbal or written, made between ATHX, Healios and their respective Affiliates with respect to the subject matter hereof. None of the terms of this Agreement may be amended, supplemented or modified except in writing signed by the Parties.

10.7	Headings in this Agreement are included herein for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

10.8

All notices, consents, approvals, requests or other communications required hereunder given by one Party to the other Party shall be in writing and made by (i) registered or certified air mail, postage prepaid and return receipt requested, (ii) facsimile, (iii) internationally recognized express overnight courier or (iv) delivered personally to the following addresses of the respective Parties:

If to ATHX:	ABT Holding Company
3201 Carnegie Avenue
Cleveland, OH 44115
Attention: President
Facsimile: +1.216.361.9495

with a copy to:	Jones Day
4655 Executive Drive, Suite 1500
San Diego, CA 92121
Attention: Thomas A. Briggs

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*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Facsimile: +1.844.345.3178

If to Healios:	HEALIOS K.K.
World Trade Center Bldg. 15F
2-4-1 Hamamatsucho,
Minato-ku, Tokyo, 135-6115 Japan
Attention: Chairman & CEO,
Tadahisa “Hardy” Kagimoto
Facsimile: +81.3.3434.7231

with a copy to:	HEALIOS K.K.
Attention: General Manager of Business Development,
Hiromu Ozaki
World Trade Center Bldg. 15F
2-4-1 Hamamatsucho,
Minato-ku, Tokyo, 135-6115 Japan
Facsimile: +81.3.3434.7231

Notices hereunder are deemed to be effective (i) upon receipt when made by registered or certified air mail, (ii) upon receipt when sent by facsimile, provided that the sender retains a written confirmation of the successful transmittal, (iii) upon receipt when made by internationally recognized express overnight courier, or (iv) upon delivery if personally delivered. A Party may change its address listed above by sending notice to the other Party.

10.9

The relationship between ATHX and Healios is that of independent contractors. Nothing in this Agreement shall be constructed to create a relationship of employer and employee, partner, joint venture, or principal and agent.

10.10

The invalidity or unenforceability of any term or provision in this Agreement shall not affect the validity or enforceability of any other term or provision hereof. If any of the terms or provisions of this Agreement are in conflict with any applicable law or regulation, such term(s) or provision(s) shall be deemed inoperative to the extent they may conflict therewith and shall be deemed to be modified to confirm with such law and regulation.

10.11

Any right of one Party hereto to the other Party may not be or is not deemed waived except by an instrument in writing signed by the party having such right. All rights, remedies, undertakings, obligations and agreements contained in this Agreement are cumulative and none of them are a limitation of any other remedy, right, undertaking, obligation or agreement.

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*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed by their duly authorized officers upon the date set out below.

ABT Holding Company		HEALIOS K.K.

By:	/s/ Gil Van Bokkelen	By:	/s/ Tadahisa “Hardy” Kagimoto
Name:	Gil Van Bokkelen	Name:	Tadahisa “Hardy” Kagimoto
Title:	Chairman & CEO	Title:	Chairman & CEO

GUARANTEE BY ATHERSYS, INC.

Athersys, Inc. hereby irrevocably guarantees the performance of all of ATHX’s obligations under this Agreement.

Athersys, Inc.

By:	/s/ Gil Van Bokkelen
Name:	Gil Van Bokkelen
Title:	Chairman & CEO

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 1

Third Amendment to License Agreement

(See attached.)

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 1 to Collaboration Expansion Agreement

THIRD AMENDMENT TO LICENSE AGREEMENT

This Third Amendment to License Agreement (this “Third Amendment”) is made and entered into as of 6 June 2018 (“Amendment Effective Date”) between ABT Holding Company (“ATHX”), a Delaware corporation having its principal place of business at 3201 Carnegie Avenue, Cleveland, OH 44115 and wholly-owned subsidiary of Athersys, Inc. (“Athersys”), and HEALIOS K.K. (“Healios”), a Japanese company having its principal place of business at World Trade Center Bldg. 15F, 2-4-1 Hamamatsucho, Minato-ku, Tokyo 105-6115 Japan, and solely with respect to the guarantee set forth herein, Athersys. ATHX and Healios may be referred to individually as a “Party” and collectively as the “Parties”.

Background

A.        The Parties entered into that License Agreement effective as of January 8, 2016, which was subsequently amended pursuant to that First Amendment to License Agreement dated July 21, 2017 and pursuant to that Second Amendment to License Agreement dated September 19, 2017 (such agreement, as amended as of the Amendment Effective Date or hereafter, the “Initial License Agreement”).

B.        The Parties entered into that Letter of Intent for Collaboration Expansion as of March 13, 2018 (as amended, “LOI”), and as contemplated therein, subsequently entered into that Collaboration Expansion Agreement dated as of 6 June 2018 (“CEA”), pursuant to which the Parties agreed to enter into this Third Amendment.

C.        In connection therewith, the Parties hereby desire for Healios to exercise its right to expand the “Primary Field” and the “Organ Bud Field” (as each such term is defined in the Initial License Agreement) and amend the terms of the Initial License Agreement relating thereto, in accordance with the terms set forth herein.

Agreement

ATHX and Healios hereby agree as follows:

SECTION 1            AMENDMENTS.

1.1	The definitions of “ARDS/[*] Field” and “ARDS/[*] Product” in Sections 1.2 and 1.3 of the Initial License Agreement are deleted and replaced with the following:

1.2    The term “ARDS Field” shall mean treatment, through intravenous administration, of acute respiratory distress syndrome, including idiopathic pulmonary fibrosis (“ARDS”) in humans.

1.3    The term “ARDS Product” shall mean any product for intravenous administration or administration by direct pulmonary

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

delivery, such as bronchoscopic delivery or bronchial administration, within the ARDS Field in the Territory.

1.2	Each use of the term “ARDS/[*] Field” throughout the Initial License Agreement is deleted and replaced with the term “ARDS Field”.

1.3	Each use of the term “ARDS/[*] Product” throughout the Initial License Agreement is deleted and replaced with the term “ARDS Product”.

1.4	Each use of the term “ARDS/[*]” throughout the Initial License Agreement (that is otherwise not addressed by Sections 1.2 and 1.3 above) is deleted and replaced with the term “ARDS”.

1.5	The definitions of Primary Field and Product in Sections 1.23 and 1.24 of the Initial License Agreement are deleted and replaced with the following:

1.23    The term “Primary Field” shall mean the Ischemic Stroke Field and the ARDS Field.

1.24    The term “Product” shall mean any Ischemic Stroke Product and any ARDS Product.

1.6	The definition of “Organ Bud Field” in Section 1.19 of the Initial License Agreement is deleted and replaced with the following:

1.19     The term “Organ Bud Field” shall mean the treatment of any organ diseases and/or dysfunctions in humans by implant of certain multicellular organ tissue precursors (such organ tissue precursors known as “organ buds”).

1.7	Section 2.4 of the Initial License Agreement is deleted in its entirety and replaced with the following:

2.4    Subject to the terms and conditions of this Agreement, ATHX grants to Healios, under the ATHX MAPC Background Patents, an exclusive, worldwide, non-transferable and non-assignable (except as provided pursuant to Section 19.6) license, with the right to grant sublicenses, to use MAPC provided by ATHX or its Affiliate to Healios, to research, develop, distribute, promote, market, make, have made, use, import, offer for sale, and sell Organ Bud Products in the Organ Bud Field, including to use in conjunction with both IPS and ES cell originated cell types, with or without endothelial cell types, in the process of manufacturing as part of the organ bud culture system. Healios may grant sublicenses under the foregoing rights by prior written notice to ATHX (and without advance consent of ATHX); provided, however, that if the sublicense would be to any third-party company that develops, markets or sells cell therapies substantially similar in form and function to MultiStem products, then Healios may grant such sublicense only with the advance, written consent of ATHX, which will not be unreasonably

2

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

withheld, delayed or conditioned (including through any separate financial consideration). For clarity, the Parties hereby acknowledge that Healios may grant a sublicense to (i) Yokohama City University under the foregoing right to research and develop Organ Bud Products in the Organ Bud Field [*].

1.8	The content of Section 4 of the Initial License Agreement is deleted in its entirety and replaced with “[Section no longer used]”.

1.9

Schedule 1 (ATHX MAPC Background Patents) and Schedule 2 (ATHX MultiStem Background Patents) of the Initial License Agreement are deleted and replaced by Attachment 1 and Attachment 2, respectively, as attached hereto.

1.10

The following phrase at the start of Sections 7.5 and 7.6 of the Initial License Agreement is deleted: “After expansion of the Primary Field to include the ARDS/[*] Field in accordance with SECTION 4,”.

1.11

The following phrase is deleted from the first sentence of Section 14.4 of the Initial License Agreement: “, and, upon exercise of the option to expand such Primary Field in accordance with SECTION 4”.

1.12	A new sentence is added to the end of Section 7.8 of the Initial License Agreement: “Upon and after such time as the [*].”

SECTION 2            OTHER.

2.1	All terms and conditions of the Initial License Agreement not amended hereby remain in full force and effect.

2.2	This Third Amendment is effective as of the Amendment Effective Date.

2.3

The Parties acknowledge and agree that (a) receipt by Athersys of payment of the Escrow Amount (as defined in the LOI) to be paid to Athersys pursuant to the terms of the LOI shall, in addition to constituting the payment by Healios of the amounts set forth in Section 7.1 of the CEA, satisfy Healios’ payment of the Expansion Fee (as defined in the Initial License Agreement, prior to the amendments set forth herein) for Healios’ exercise of its right to expand the field of the licenses granted under the Initial License Agreement and (b) the release of such Escrow Amount and receipt of it by Athersys shall constitute full and sufficient consideration for the amendments contemplated herein.

3

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 1 to Collaboration Expansion Agreement

IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed by their duly authorized officers to be effective as of the Amendment Effective Date.

ABT Holding Company		HEALIOS K.K.

By:	/s/ Gil Van Bokkelen	By:	/s/ Tadahisa “Hardy” Kagimoto
Name:	Gil Van Bokkelen	Name:	Tadahisa “Hardy” Kagimoto
Title:	Chairman & CEO	Title:	Chairman & CEO

GUARANTEE BY ATHERSYS, INC.

Athersys, Inc. hereby irrevocably guarantees the performance of all of ATHX’s obligations under this Agreement.

Athersys, Inc.

By:	/s/ Gil Van Bokkelen
Name:	Gil Van Bokkelen
Title:	Chairman & CEO

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 1 to Collaboration Expansion Agreement

Attachment 1

ATHX MAPC Background Patents

(see attached.)

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1

STEM CELL PATENTS AND APPLICATIONS

CONFIDENTIAL

[*]

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 1 to Collaboration Expansion Agreement

Attachment 2

ATHX MultiStem Background Patents

(see attached.)

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 2

STEM CELL PATENTS AND APPLICATIONS IN JAPAN

CONFIDENTIAL

[*]

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 1 to Collaboration Expansion Agreement

Attachment 3

[*]

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 2

OPHTH License Agreement

(See attached.)

14

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 2 to Collaboration Expansion Agreement

OPHTH LICENSE AGREEMENT

This OPHTH License Agreement (this “Agreement”), dated as of 6 June 2018 (the “Effective Date”), is made and entered into between ABT Holding Company (“ATHX”), a Delaware corporation having its principal place of business at 3201 Carnegie Avenue, Cleveland, OH 44115 and wholly-owned subsidiary of Athersys, Inc. (“Athersys”), and HEALIOS K.K. (“Healios”), a Japanese company having its principal place of business at World Trade Center Bldg. 15F, 2-4-1 Hamamatsucho, Minato-ku, Tokyo 105-6115 Japan, and solely with respect to the guarantee set forth herein, Athersys. ATHX and Healios may be referred to individually as a “Party” and collectively as the “Parties”.

Background

A.

ATHX owns or otherwise controls certain patents, patent applications, know-how and trademarks potentially useful for the treatment of certain ophthalmological diseases when used alone or in combination with retinal pigment epithelium (“RPE”) cells derived from either induced pluripotent stem cells (“iPSC”) or embryonic stem cells (“ESC”).

B.

Pursuant to the transactions contemplated by the Collaboration Expansion Agreement between the Parties effective as of the Effective Date to which this Agreement is attached as Exhibit 2 (“Collaboration Expansion Agreement”), and in partial consideration of the amounts payable thereunder, Healios would like to be granted a license under the intellectual property rights of ATHX, and ATHX is willing to grant such license, in accordance with the terms and conditions set forth below.

Agreement

ATHX and Healios hereby agree as follows:

SECTION 1                DEFINITIONS.

Capitalized terms used in this Agreement shall have the meaning ascribed to them in the preamble or recitals above, this Section 1, or the following Sections of this Agreement.

1.1       The term “Affiliate” shall mean, with respect to a Party, a corporation or other legal entity, directly or indirectly, controlling, controlled by or under common control with such Party. For purpose of this definition, the term “control” and, with correlative meanings, the terms “controlled by” and “under common control with”, as used with respect to any corporation or other entity, means (a) direct or indirect ownership of fifty percent (50%) or more of the securities or other ownership interests representing the equity voting stock or general partnership or membership interest of such corporation or other entity or (b) the power to direct or cause the direction of the management or policies of such corporation or other entity, whether through the ownership of voting securities by contract or otherwise.

1.2       The term “Acceptance for Filing” shall mean that an application for Approval (or Conditional Approval in the case of Japan) of a Licensed Product for use with humans in the

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

applicable portion of the Territory has been submitted to the Regulatory Authority for preliminary administrative review or an equivalent regulatory process to ensure that the dossier submitted is properly formatted and such application either has been expressly accepted or has been deemed accepted because it was not rejected within the time permitted by Law.

1.3      The term “Approval” shall mean approval by the Regulatory Authority or other duly authorized governmental authority(ies) in an applicable portion of the Territory necessary for sale and distribution of an approved Licensed Product in such portion of the Territory.

1.4      The term “ATHX Foreground Patents” shall mean any (a) patents and patent applications that are first owned or controlled by ATHX or any of its Affiliates after the Effective Date, excluding any such patents or patent applications that are jointly owned with Healios, (b) pre-grant forms claiming priority to any of the foregoing, including provisionals, converted provisionals, divisionals, continuations (in whole or in part), (c) all patents issuing from any of the foregoing, and (d) all post-grant forms of any of the foregoing, including extensions, reissues or renewals, in each case, that (if issued) would be infringed, but for the license granted under Sections 3.1, 3.2 and 3.3, by the manufacture, research, development, distribution, promotion, marketing, use, import, offer for sale or sale of Licensed Products in the Licensed Field.

1.5      The term “ATHX MultiStem Background Know-How” shall mean Know-How that is owned or controlled by ATHX or its Affiliates as of the Effective Date, in each case, that is specifically related to Licensed Products in the Licensed Field or to research, development, distribution, promotion, marketing, manufacture, use, import, offer for sale, or sale of Licensed Products in the Licensed Field.

1.6      The term “ATHX MultiStem Background Patents” shall mean any (a) patents and patent applications that are owned or controlled by ATHX or any of its Affiliates as of the Effective Date and are pending or issued anywhere in the Territory, (b) pre-grant forms claiming priority to any of the foregoing, including provisionals, converted provisionals, divisionals, continuations (in whole or in part), (c) all patents issuing from any of the foregoing, and (d) all post-grant forms of any of the foregoing, including extensions, reissues or renewals, in each case, that (if issued) would be infringed, but for the license granted under Sections 2.1, 2.2 and 2.3, by the manufacture, research, development, distribution, promotion, marketing, use, import, offer for sale or sale of Licensed Products in the Licensed Field. ATHX MultiStem Background Patents owned or controlled by ATHX as of the Effective Date include the patents as listed in Schedule 1.

1.7      The term “Conditional Approval” shall mean, with respect to Approvals in Japan, approval under the Japanese Pharmaceuticals and Medical Devices Act (PMDA) enacted November 2014 for a Licensed Product that allows time-limited marketing approach for use of such Licensed Product.

1.8      The term “Cost of Supply” shall mean [*].

1.9      The term “Foreground IP” shall mean, with respect to a Party, (a) any and all non-public, proprietary technical information, know-how, trade secret, data, test results, knowledge,

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

techniques, discoveries, inventions, specifications, designs, regulatory filings, and other information (whether or not patentable) and (b) any intellectual property rights thereon (except trademarks), including patent and patent application issuing or filed for based thereon and copyright; in each case under clause (a) and (b), that is related to a Licensed Product or to the research, manufacture, development, distribution, promotion, marketing, use, import, offer for sale or sale of a Licensed Product and that is first owned or controlled on or after the Effective Date by such Party or any of its Affiliates. For clarity, Foreground IP of ATHX shall include the ATHX Foreground Patents.

1.10      The term “Know-How” shall mean any and all non-public, proprietary technical information, know-how, trade secret, data, test results, knowledge, techniques, discoveries, inventions, specifications, designs, regulatory filings, and other information (whether or not patentable).

1.11      The term “Laws” shall mean all applicable laws, statutes, regulations, rules, ordinance, order, decree, ruling or binding position or guideline of any governmental authority having jurisdiction over the subject act(s) or matter(s).

1.12      The term “Licensed Field” shall mean treatment, through local administration to the eye, of the ophthalmological diseases or conditions set forth on Schedule 2 (Licensed Field) in humans using either (a) a MultiStem Combination Ophthalmological Product or (b) a MultiStem Standalone Ophthalmological Product.

1.13      The term “Licensed Product” shall mean any MultiStem Combination Ophthalmological Product or MultiStem Standalone Ophthalmological Product.

1.14      The term “MultiStem Combination Ophthalmological Product” shall mean any MultiStem Product that is used in treatment of a disease within the Licensed Field, through local administration to the eye, in combination with either (a) RPE cells derived from iPSCs or (b) RPE cells derived from ESCs.

1.15      The term “MultiStem Product” shall mean any product that is covered by any claim of any ATHX MultiStem Background Patent or ATHX’s Foreground IP or that is otherwise manufactured, reproduced, modified, derived, developed, administered or used from, with, containing or based upon any of the ATHX MultiStem Background Know-How or ATHX’s Foreground IP.

1.16      The term “MultiStem Standalone Ophthalmological Product” shall mean any MultiStem Product that is used in treatment of a disease within the Licensed Field, through local administration to the eye, on a standalone basis.

1.17      The term “Net Sales” shall mean, with respect to each Licensed Product or component thereof (whether such components are sold individually or as a combination), the total gross sales of such Licensed Product or component(s) sold by Healios, its Affiliate or their respective direct or indirect sublicensee under the license or sublicense of this Agreement, for arm’s length sales to

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

any non-Affiliated third party, less the following deductions: trade and cash discounts, sales and excise taxes, rebates and return of goods. The foregoing shall be booked or calculated in accordance with Generally Accepted Accounting Principles (GAAP) or International Financial Reporting Standard (IFRS) each as consistently applied by the selling entity. For clarification, if the Licensed Product once sold by Healios, its Affiliate or their sublicensee, for arm’s length sales to any non-Affiliated third party is recalled for a reason attributable to ATHX, such sales shall be deducted from the Net Sales.

1.18      The term “Other Improvements” shall mean with respect to a Party, (a) any and all non-public, proprietary technical information, know-how, trade secret, data, test results, knowledge, techniques, discoveries, inventions, specifications, designs, regulatory filings, and other information (whether or not patentable) and (b) any intellectual property rights thereon (except trademarks), including patent and patent application issuing or filed for based thereon and copyright; in each case under clause (a) and (b), that result from activities conducted in accordance with this Agreement and that are not otherwise Foreground IP.

1.19      The term “Potential Permitted Sublicensees” shall mean [*].

1.20      The term “Regulatory Authority” shall mean any international, national, regional, state, or local governmental or regulatory or quasi-governmental or quasi-regulatory body, agency, department, bureau, or other entity responsible for the regulation (including pricing) of any aspect of pharmaceutical or medicinal products intended for human therapeutic use.

1.21      The term “Representative” shall mean, with respect to a Party, any Affiliate of such Party, and any director(s), officer(s), employee(s), agent(s), consultant(s), independent contractor(s) or other representative(s) of such Party or its Affiliate.

1.22      The term “Royalties” shall mean the amount calculated on Net Sales of Licensed Products pursuant to Section 5.5.

1.23      The term “Termination of this Agreement” shall mean any expiration of this Agreement in its entirety under Section 10.2 or termination of this Agreement in its entirety for any reason under SECTION 11.

1.24      The term “Territory” shall mean worldwide.

1.25      The term “Trademark for Combination Products” shall mean any trademark that is selected and used by Healios for the commercialization of MultiStem Ophthalmological Combination Products and that is not owned by, or confusingly similar to any trademark owned by or licensed to, ATHX or any of its Affiliates.

1.26      The term “Trademark for Standalone Products” shall mean any trademark owned by ATHX or its Affiliates and licensed to Healios under this Agreement for the commercialization of MultiStem Ophthalmological Standalone Products for the Licensed Field.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SECTION 2                LICENSE OF BACKGROUND IP.

2.1      Subject to the terms and conditions of this Agreement, ATHX grants to Healios, under the ATHX MultiStem Background Patents and ATHX MultiStem Background Know-How (collectively “ATHX MultiStem Background IP”), an exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, with the right to grant sublicenses, to research, develop, use, distribute, promote, market, offer for sale, sell and import Licensed Products throughout the Territory solely for and in the Licensed Field. Healios may grant sublicenses under the foregoing rights by prior written notice to ATHX (and without advance consent of ATHX); provided, however, that if the sublicense would be to any third-party company that develops, markets or sells cell therapies substantially similar in form and function to MultiStem Products, then Healios may grant such sublicense only with the advance, written consent of ATHX, which will not be unreasonably withheld, delayed or conditioned (including through any separate financial consideration).

2.2      Subject to the terms and conditions of this Agreement, ATHX grants to Healios, under the ATHX MultiStem Background IP, a non-exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, with the right to grant sublicenses, to make and have made MultiStem Combination Ophthalmological Products using the MultiStem Products supplied by ATHX pursuant to SECTION 8, for purposes of researching, developing (including in conducting clinical trials), using, distributing, promoting, marketing, offering for sale, selling or importing such MultiStem Combination Ophthalmological Products pursuant to the license granted to Healios in Section 2.1. For clarity, the foregoing license shall include rights for Healios to (i) conduct non-systemic, localized administration of the MultiStem Products at the same time and immediate vicinity as an iPSC-derived cell transplantation to make the MultiStem Combination Ophthalmological Product and (ii) use a combination formulation containing both the MultiStem Product and iPSC-derived cells to make the MultiStem Combination Ophthalmological Product. Healios may grant sublicenses under the foregoing rights by prior written notice to ATHX (and without advance consent of ATHX); provided, however, that if the sublicense would be to any third-party company that develops, markets or sells cell therapies substantially similar in form and function to MultiStem Products, then Healios may grant such sublicense only with the advance, written consent of ATHX, which will not be unreasonably withheld, delayed or conditioned (including through any separate financial consideration).

2.3      Subject to the terms and conditions of this Agreement, ATHX will grant to Healios under the ATHX MultiStem Background IP, a non-exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, with the right to grant sublicenses, to make, have made and import (i) MultiStem Standalone Ophthalmological Products and (ii) MultiStem Product portions of the Licensed Products worldwide throughout the Territory solely for and in the Licensed Field, upon and after any of the following events occurs:

(a)        ATHX does not supply the MultiStem Product portion of the Licensed Products to Healios at the pricing set forth in Section 8.3;

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

(b)        ATHX fails to supply all or a material part of the amount of the MultiStem Product portion of the Licensed Products reasonably requested by Healios, in accordance with Section 8.2, by any delivery date in a binding purchase order and fails to supply the shortfall within a reasonable period from the delivery date;

(c)        At least 30 days before ATHX announces that ATHX becomes insolvent;

(d)        At least 30 days before ATHX voluntarily files a petition for commencement of insolvency proceedings including, without limitation, bankruptcy, liquidation and reorganization (collectively referred to as “Insolvency Proceeding”);

(e)        Prior to a court of competent jurisdiction issues (i) an order of relief in an Insolvency Proceeding with ATHX as the debtor or (ii) an order of commencement of an involuntary Insolvency Proceeding against ATHX and after such proceeding is not dismissed within 45 days after such commencement;

(f)        ATHX is acquired by a non-Affiliated third party, and such license grant shall become effective simultaneously with such acquisition; or

(g)        The Parties discuss and mutually agree to the transfer of manufacturing rights for the MultiStem Product from ATHX to Healios pursuant to a separate agreement in writing between the Parties.

Healios may grant sublicenses under the foregoing rights by prior written notice to ATHX (and without advance consent of ATHX); provided, however, that if the sublicense would be to any third-party company that develops, markets or sells cell therapies substantially similar in form and function to MultiStem Products, then Healios may grant such sublicense only with the advance, written consent of ATHX, which will not be unreasonably withheld, delayed or conditioned (including through any separate financial consideration).

2.4      ATHX represents and warrants that, to the best of its knowledge as of the Effective Date, the ATHX MultiStem Background Patents for the Licensed Field in the Territory are as specified in Schedule 1. ATHX shall update Schedule 1 to reflect the current state of ATHX MultiStem Background Patents in the Territory and send to Healios the updated Schedule 1 as of each anniversary of the Effective Date within a 30 day period from the anniversary.

2.5      As between the Parties, ATHX or its Affiliate is and shall remain the sole owner of all ATHX MultiStem Background Patents, and ATHX shall be responsible for preparation, filing, prosecution, maintenance of all such ATHX MultiStem Background Patents in its sole discretion and at its sole cost and expense.

2.6      The rights to sublicense in Sections 2.1, 2.2, 2.3, 3.1, 3.2, and 3.3 could include the right to sublicense, without consent of ATHX, to Potential Permitted Sublicensees, [*].

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SECTION 3                FOREGROUND IP AND OTHER IMPROVEMENTS.

3.1      Subject to the terms and conditions of this Agreement, ATHX shall grant, and hereby grants immediately upon the existence of any Foreground IP of ATHX, to Healios an exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, with the right to grant sublicenses, under the Foreground IP of ATHX to research, develop, use, distribute, promote, market, offer for sale, sell and import Licensed Products throughout the Territory solely for and in the Licensed Field. Healios may grant sublicenses under the foregoing rights by prior written notice to ATHX (and without advance consent of ATHX); provided, however, that if the sublicense would be to any third-party company that develops, markets or sells cell therapies substantially similar in form and function to MultiStem Products, then Healios may grant such sublicense only with the advance, written consent of ATHX, which will not be unreasonably withheld, delayed or conditioned (including through any separate financial consideration).

3.2      Subject to the terms and conditions of this Agreement, ATHX grants to Healios, under the Foreground IP of ATHX, a non-exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, with the right to grant sublicenses, to make and have made MultiStem Combination Ophthalmological Products using the MultiStem Products supplied by ATHX pursuant to SECTION 8, for purposes of researching, developing (including in conducting clinical trials), using, distributing, promoting, marketing, offering for sale, selling or importing such MultiStem Combination Ophthalmological Products pursuant to the license granted to Healios in Section 3.1. For clarity, the foregoing license shall include rights for Healios to (i) conduct non-systemic, localized administration of the MultiStem Products at the same time and immediate vicinity as an iPSC-derived cell transplantation to make the MultiStem Combination Ophthalmological Product and (ii) use a combination formulation containing both the MultiStem Product and iPSC-derived cells to make the MultiStem Combination Ophthalmological Product. Healios may grant sublicenses under the foregoing rights by prior written notice to ATHX (and without advance consent of ATHX); provided, however, that if the sublicense would be to any third-party company that develops, markets or sells cell therapies substantially similar in form and function to MultiStem Products, then Healios may grant such sublicense only with the advance, written consent of ATHX, which will not be unreasonably withheld, delayed or conditioned (including through any separate financial consideration).

3.3      Subject to the terms and conditions of this Agreement, ATHX will grant to Healios under the Foreground IP of ATHX, a non-exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, with the right to grant sublicenses, to make, have made and import (i) MultiStem Standalone Ophthalmological Products and (ii) MultiStem Product portions of the Licensed Products worldwide solely for use in the Licensed Field, upon and after occurrence of any of the events described in clauses (a) – (h) of Section 2.3. Healios may grant sublicenses under the foregoing rights by prior written notice to ATHX (and without advance consent of ATHX); provided, however, that if the sublicense would be to any third-party company that develops, markets or sells cell therapies substantially similar in form and function to MultiStem Products, then Healios may grant such sublicense only with the advance, written

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

consent of ATHX, which will not be unreasonably withheld, delayed or conditioned (including through any separate financial consideration).

3.4      Subject to the terms and conditions of this Agreement (and any other binding agreement between the Parties), Healios shall grant, and hereby grants immediately upon the existence of any Foreground IP of Healios specifically related to the manufacturing of the MultiStem Products, to ATHX a non-exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, under the Foreground IP of Healios, with the right to grant sublicenses, to research, develop, make, have made, use, distribute, promote, market, offer for sale, sell and import products outside the Licensed Field.

3.5      Unless constrained by the agreement with any licensee of ATHX or its Affiliate or as provided in any other agreement between Parties, ATHX will make reasonable efforts to consult with and enable Healios to use non-clinical/clinical data, record of discussions and meetings with regulatory agencies, and test results of the MultiStem Product portion of the Licensed Product (or any other non-RPE combination products of the MultiStem Products) generated by ATHX, its Affiliate or a licensee of ATHX, as reasonably necessary for Healios’ obtaining approval of the Licensed Product in the Licensed Field, including, but not limited to, filing applications for approval.

3.6      At least once per calendar quarter, each Party shall disclose in writing to the JSC and the other Party a general description of all new Foreground IP, including the results of any research or development relating to the Licensed Field and generated by such Party or any of its Affiliates since the last time reported. If a Party recognizes that any Foreground IP created by a Party and not previously disclosed to the other Party is reasonably likely to have a material impact on the activities contemplated by this Agreement, then such Party shall promptly notify the JSC and other Party of such Foreground IP. Each Party shall provide further, more detailed disclosures of any such Foreground IP as reasonably requested by the other Party or the JSC from time to time.

3.7      Inventorship of Foreground IP and Other Improvements, whether or not patentable, shall be determined in accordance with U.S. patent laws. Authorship of Foreground IP and Other Improvements shall be determined in accordance with U.S. copyright laws.

3.8      As between the Parties, ownership of Foreground IP shall be determined as follows:

(a)        ATHX shall solely own all Foreground IP for which one or more Representatives of ATHX is/are the only inventor(s) or author(s), as applicable;

(b)        Healios shall solely own all Foreground IP for which one or more Representative(s) of Healios is/are the only inventor(s) or author(s), as applicable; and

(c)        ATHX and Healios shall jointly own all Foreground IP for which one or more Representative(s) of ATHX together with one or more Representative(s) of Healios are joint inventor(s) or author(s), as applicable;

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

in each such case, subject to (i) the licenses granted in such Foreground IP in this SECTION 3 and (ii) Healios shall not grant any license or otherwise permit any Person to use, access or exploit any of the Foreground IP of Healios for any purpose outside of the Licensed Field.

3.9      ATHX shall be responsible for preparation, filing, prosecution, maintenance of all such Foreground IP of ATHX in its sole discretion and at its sole cost and expense.

3.10      Healios shall be responsible for preparation, filing, prosecution, maintenance of all such Foreground IP of Healios in its sole discretion and at its sole cost and expense.

3.11      As between the Parties, ownership of Other Improvements shall be determined consistent with inventorship, or authorship, as applicable.

3.12      As between the Parties, unless otherwise mutually agreed by the Parties, ATHX shall be responsible for preparation, filing, prosecution, maintenance of all patent applications and patents that claim (i) jointly-owned Foreground IP or (ii) Other Improvements owned jointly by ATHX and Healios, in each case after obtaining a consent on the documents to be filed at the patent office from Healios, and the cost and expense of all such activities will be shared equally by the Parties. Except as provided in the preceding sentence, each of the Parties may exploit jointly-owned Foreground IP and Other Improvements, including any issued patents granted thereon, independently of, and without accounting to, the other joint owner (subject to any applicable underlying rights of either Party that may be required to exploit such joint ownership rights).

SECTION 4                TRADEMARKS.

4.1      ATHX shall select the Trademark for Standalone Products in accordance with Laws in the Territory and taking into account advice from relevant authorities. The Trademark for Standalone Products shall be property of ATHX.

4.2      As between the Parties, ATHX shall have the right and obligation (if so requested by Healios) to register and maintain the Trademark for Standalone Products for the MultiStem Ophthalmological Standalone Products at the competent authority throughout the Territory. ATHX shall file application of and maintain the registration of Trademark for Standalone Products and defend the registration against any third party’s challenge including, without limitation, filing of invalidation trial. ATHX shall be responsible for the costs and fees incurred in relation to filing application of, maintaining and defending the registration of the Trademark for Standalone Products. Healios will cooperate with ATHX with respect to all such activities as reasonably requested by ATHX from time to time, including by providing such testimony, documents, samples or other materials required to prove use of the Trademark for Standalone Products anywhere in the Territory. The reasonable out-of-pocket costs and fees incurred by Healios in connection with such cooperation shall be reimbursed by ATHX.

4.3      Healios shall promptly notify ATHX of any known infringements or other violations of the Trademark for Standalone Products anywhere in the Territory. The Parties may enforce the rights in the Trademark for Standalone Products as described in Section 15.2.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

4.4      Subject to the terms and conditions of this Agreement, ATHX hereby grants to Healios and its Affiliate an exclusive, non-transferable and non-assignable license (except as provided pursuant to Section 17.6), with the right to sublicense with prior written notice to ATHX, to use the Trademark for Standalone Products to develop, use, distribute, promote, market, offer for sale, sell, and import MultiStem Ophthalmological Standalone Products in the Licensed Field in the Territory.

4.5      Healios shall and shall cause its Affiliate and its and their respective sublicensee to only distribute, use, promote, market, offer for sale, and sell MultiStem Ophthalmological Standalone Products in the Licensed Field throughout the Territory using the Trademark for Standalone Products. Furthermore, upon and after notice by ATHX, Healios shall refer to MultiStem Ophthalmological Standalone Products in its regulatory filings for the Licensed Field anywhere in the Territory using the Trademark for Standalone Products.

4.6      All goodwill of the Trademark for Standalone Products generated through use of it by Healios, its Affiliate and its and their respective sublicensee will inure to the sole benefit of ATHX. Healios shall not, and shall cause its Affiliate and their respective sublicensee not to (a) use, register or apply to register the Trademark for Standalone Products, an variant of it, any mark including it or any variant of it, or any mark confusingly similar to the Trademark for Standalone Products or (b) do or permit to be done any act that impairs, prejudices, dilutes or infringes ATHX’s rights in the Trademark for Standalone Products.

4.7      Healios shall and shall cause its Affiliate and its and their respective sublicensee to only use the Trademark for Standalone Products in the form approved by ATHX from time to time, provided that the approval shall not be unreasonably withheld. Healios shall provide to ATHX samples of use of the Trademark for Standalone Products as reasonably requested by ATHX from time to time.

4.8      Healios, its Affiliate or their sublicensee may seek the foregoing approval from ATHX, which approval shall not be unreasonably withheld or delayed, for use of the Trademark for Standalone Products in combination with any mark indicating (i) Healios, its Affiliate or their sublicensee, including, without limitation, corporate identity of Healios, its Affiliate or their sublicensee or (ii) any brand controlled or owned by Healios, its Affiliate or their sublicensee.

4.9      As between the Parties, Healios shall select and own the Trademark for Combination Products, and Healios shall have the right to register and maintain the Trademark for Combination Products at the competent authority in the Territory. Healios shall be the party to file application of and maintain the registration of Trademark for Combination Products and to defend the registration against any third party’s challenge including, without limitation, filing of invalidation trial. Healios shall be responsible for the costs and fees incurred in relation to filing application of, maintaining and defending the registration of the Trademark for Combination Products. Healios shall have the sole right to enforce the Trademark for Combination Products against infringements or other violations thereof, shall be responsible for all costs and fees incurred in relation to such activities, and shall be entitled to retain all awards or damages in connection with such activities.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

4.10      ATHX does not grant to Healios, and Healios shall not use, any trademark of ATHX (including, for example, the mark MULTISTEM or translation thereof) or any mark confusingly similar thereto in connection with any MultiStem Ophthalmological Combination Products. If Healios desires to use any of the foregoing or any other trademark owned by or licensed to Athersys or any of its Affiliates in connection with MultiStem Ophthalmological Combination Products, Healios may notify Athersys and the Parties will discuss in good faith the circumstances and associated terms and conditions related to such use.

SECTION 5                PAYMENTS.

5.1      As partial consideration towards the rights granted under this Agreement, Healios has paid and might be required to pay after the Effective Date certain payments pursuant to the Collaboration Expansion Agreement.

5.2      As partial consideration for the rights granted under this Agreement, Healios shall pay to ATHX the following payments provided in Table 5.2(b) (“Development Milestone Payments”) for achieving certain development milestones for the first time in each territory specified below, each of which milestone payments shall be non-refundable, non-creditable towards future royalties or any other payments due from Healios under this Agreement and shall be due within 45 days from the end of the calendar quarter in which the milestone is achieved:

(a)        For MultiStem Combination Ophthalmological Products: [*]

(b)        For MultiStem Standalone Ophthalmological Products:

Table 5.2(b): Development Milestone Payments for MultiStem Standalone Ophthalmological Products
Development Milestone Activity	Milestone Payment (US Dollars)
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

(i)        [*].

(ii)       [*].

(iii)      [*].

(iv)      [*].

(v)       [*].

5.3      As a partial consideration for the rights granted under this Agreement, and in addition to the milestones provided in Section 5.2, Healios shall pay to ATHX each of the following sales milestone payments upon first achievement of the corresponding Net Sales of Licensed Products in a calendar year provided in Table 5.3(b) (“Sales Milestone Payments”), which shall be non-refundable, non-creditable towards future royalties or any other payments due from Healios under this Agreement and shall be due within 45 days from the end of the calendar quarter in which the milestone is achieved:

(a)        For MultiStem Combination Ophthalmological Products: [*]

(b)        For MultiStem Standalone Ophthalmological Products:

Table 5.3(b): Sales Milestone Payments for MultiStem Standalone Ophthalmological Products

Net Sales in a Calendar Year	Milestone Payment (US Dollars)

[*]	[*]

[*]	[*]

[*]	[*]

5.4      Healios shall notify ATHX of the occurrence of each of the milestones provided in Sections 5.2 and 5.3 within 30 days of each such occurrence. ATHX will provide an invoice for any such payment promptly after request by Healios, but the date of such invoice will have no effect on the due date for the payment.

5.5      As partial consideration for the rights granted under this Agreement, and in addition to any payments due under Sections 5.2 and 5.3, Healios shall pay to ATHX Royalties on Net Sales of Licensed Products at the following rates, which payments shall be made in US Dollars within 60 days from the end of each calendar quarter:

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

(a)        For MultiStem Combination Ophthalmological Products: [*] of Net Sales.

(b)        For MultiStem Standalone Ophthalmological Products:

Table 5.5(b): Royalty Rates for MultiStem Standalone Ophthalmological Products
Net Sales of Products (US Dollars)	Royalty Rate (% of Net Sales)
[*]	[*]
[*]	[*]
[*]	[*]

5.6      To calculate any amounts due under this Agreement in US Dollars, Healios shall convert the amount of Net Sales of Licensed Products from the currency in which such Net Sales were collected to US Dollars using the currency conversion published by the Wall Street Journal, Eastern Edition, and based upon the average conversion rate for the calendar quarter being reported.

5.7      All amounts required to be paid by Healios under this Agreement shall be paid in US Dollars even if the calculation of such amount is not based upon US Dollars.

5.8      Any payments made by a Party pursuant to this Agreement shall not be reduced on account of any Taxes unless required by applicable law. ATHX shall be responsible for paying any and all Taxes (other than withholding taxes required to be paid by Healios under applicable law, except to the extent that ATHX does not provide any requested IRS documentation) levied on account of, or measured in whole or in part by reference to, any payments it receives hereunder. Healios shall deduct or withhold from any such payments to ATHX any Taxes that Healios is required to deduct or withhold under applicable law. Notwithstanding the foregoing, if ATHX is entitled under any applicable Tax treaty to a reduction in the rate of, or the elimination of, applicable withholding Tax, it may deliver to Healios or the appropriate governmental authority (with the assistance of Healios to the extent that such assistance is reasonably required and is requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Healios of its obligation to withhold Tax, and Healios shall apply the reduced rate of withholding, or dispense with withholding, as the case may be, provided that Healios has received evidence, in a form reasonably satisfactory to Healios, of ATHX’s delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least 10 days prior to the time that the payments are due. If, in accordance with the foregoing, Healios withholds any amount, it shall (a) timely remit to ATHX the balance of such payment excluding the withheld tax; (b) timely remit the full amount withheld to the proper governmental authority; and (c) send to ATHX written proof of remittance of the full amount withheld within 30 days following remittance.

5.9      Healios will keep, and will cause each of its Affiliates or other sublicensees to keep, records reasonably sufficient to determine all amounts payable to ATHX under this Agreement

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

(including the calculation of Royalties) for the longer of (a) 3 years after their creation or (b) the minimum period of time required by applicable law.

5.10    During the Term and for a period ending 3 years thereafter, at the request of ATHX, Healios will permit an independent certified public accounting firm of nationally recognized standing in the USA selected by ATHX to inspect and audit, upon reasonable advance notice, during regular business hours, and in a manner that does not interfere with normal operations, the books and records of Healios described in Section 5.9. ATHX and Healios will discuss to decide the number of independent accountants or auditors to access and examine the records in such audit. Healios may require the independent accountants or auditors to enter into a confidentiality agreement with Healios before undertaking any such audit, provided that the independent accountants or auditors may disclose and report the results of the audit to ATHX. All expenses of each such inspection and audit will be paid for by ATHX, unless the inspection and audit demonstrates any underpayment by Healios of over five percent (5%) of any invoiced amounts owed to ATHX under this Agreement. If the inspection and audit demonstrate any such underpayment of over five percent (5%), without limiting any other rights or remedies to ATHX, Healios will pay the balance due to ATHX together with interest at the rate of 1.5% per month (or the maximum amount permitted by applicable law if lower) and reimburse ATHX for the cost of such inspection and audit within 30 days after receiving the written report of the auditor.

SECTION 6                DEVELOPMENT OF LICENSED PRODUCTS.

6.1    As between the Parties, Healios shall be responsible to file applications for and to obtain and hold Approvals for the Licensed Products in the Territory as well as any reimbursement or pricing approvals for the Licensed Products in the Territory, if applicable. As between the Parties, Healios shall be the responsible Party for funding and conducting all clinical studies for the Licensed Products in the Territory. ATHX, at its discretion upon the request of Healios, will consult with and provide information and advice to Healios to support Healios’ regulatory and development activities within the Licensed Field.

SECTION 7                JOINT STEERING COMMITTEE.

7.1      In order to develop, to file applications for and to obtain and hold Approvals for the Licensed Products as smoothly and expeditiously as possible, as well as to distribute, to promote, to market and to sell the Licensed Products in the Territory as efficiently as possible, ATHX and Healios shall establish a Joint Steering Committee (the “JSC”) as a body for discussion and decision about all important courses of action to take in due course after the Effective Date.

7.2      Agenda of the JSC will cover the following:

(a)      Determination of an overall research and development plan of Licensed Products and the life cycle management such as commencement and/or discontinuance of research or development of such Licensed Products in the Territory;

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

(b)      Reporting and review of the progress of the research and development plan of Licensed Products in the Territory, and revision, if necessary, of such plan;

(c)      Reporting and review of the application strategy for the approval of the Licensed Products in the Territory and the strategy for filing of application thereof and for pricing approvals;

(d)      Reporting strategy on marketing, promotion plans, the sales record and post marketing study of Licensed Products in the Territory; and

(e)      Any other important matters related to research, development, marketing or sale of Licensed Products for the purpose of achieving smooth and maximum penetration of Licensed Products in the Territory.

7.3      The JSC shall consist of [*]. Such representatives shall be at a senior management level, and may be changed by either Party appointing them. A chairperson of the JSC shall be appointed by Healios from its representatives.

7.4      The meetings of the JSC shall be held once a year as an ordinary meeting and at any time upon reasonable request from either Party as an extraordinary meeting for any urgent matters. The JSC meetings shall be held face to face or by telephone/video conference; provided, however, for the reason of urgency or convenience, with respect to agenda and content the JSC may also make decisions in writing (or by electromagnetic records) if all members of the JSC have agreed in advance in writing.

7.5      In the case of failure to form unanimity in the JSC, [*], subject to Section 7.6.

7.6      When a decision of JSC is reasonably expected to have a material effect on ATHX’s development, reimbursement, pricing or commercialization outside the Licensed Field, the chairperson of the JSC shall fairly and reasonably consider the material effect of such a decision. When either Party is dissatisfied with the judgment, the Party may submit such dispute to mediation in accordance with the mediation rules of the International Chamber of Commerce. The place of mediation shall be Tokyo. The language to be used in the mediation shall be English. If the Parties cannot agree upon the course of action to be taken as a result of such mediation, either Party may submit the dispute for final resolution by arbitration pursuant to Section 17.2. Unless and until such dispute is finally resolved by such arbitration or the Parties otherwise mutually agree as to the action to be taken (or not taken) regarding the disputed subject, the judgment shall have no effect and neither Party may take such action (or refrain from taking such action) that was the subject of such judgment.

SECTION 8            SUPPLY OF MULTISTEM PRODUCTS.

8.1    Subject to the terms and conditions of this SECTION 8, ATHX or its Affiliate, itself or through competent third party manufacturer(s) (“Third Party Manufacturer(s)”) shall supply to Healios, and Healios shall order and purchase from ATHX or its Affiliate, all of the MultiStem

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Product portion of the Licensed Products reasonably required for the Licensed Field throughout the Territory.

8.2    The MultiStem Product portion of the Licensed Products delivered by or on behalf of ATHX or its Affiliate shall be manufactured in accordance with all Laws and any relevant specifications agreed to by the Parties in accordance with a supply agreement and shall be delivered in the form required for use in the Licensed Field in the applicable portion of the Territory.

8.3    In addition to the payments due under SECTION 5, as partial consideration for the rights granted under this Agreement, Healios will pay to ATHX or its Affiliate for the MultiStem Product portion of the Licensed Products supplied to Healios under this Agreement as follows: [*].

8.4    If ATHX or any of its Affiliates does not supply the MultiStem Product portion of the Licensed Products to Healios at the agreed prices set forth in Section 8.3, then ATHX will grant to Healios the licenses set forth in Sections 2.3 and 3.3 to make, have made and import the MultiStem Product portions so affected anywhere in the world for use in the Licensed Field throughout the Territory.

8.5    ATHX and its Affiliates shall deliver the MultiStem Product portion of the Licensed Products Ex-Works (Incoterms 2010) at the location of ATHX, its Affiliate or their respective Third Party Manufacturer, as may be designated by ATHX from time to time.

8.6    All payments under this SECTION 8 shall be invoiced and paid in US Dollars within 30 days from the date Healios receives the invoice from ATHX or its Affiliates.

8.7    Healios shall have the right to audit manufacturing facilities of ATHX, its Affiliates and the Third Party Manufacturer(s) that are making the MultiStem Product portion of the Licensed Products for delivery to Healios under this Agreement for compliance with Laws. ATHX shall permit Healios to conduct the audit upon reasonable advance notice, during normal business hours, in a manner that does not interfere with normal operations, and subject to all on-site rules and regulations for visitors, and ATHX shall cooperate with Healios in the audit. ATHX shall ensure that its contracts with the Third Party Manufacturer(s) allow such audits of Third Party Manufacturer(s).

8.8    Healios shall have the right to verify the [*] for the MultiStem Product portion of the Licensed Products through independent accountants or auditors selected by Healios. ATHX shall permit the independent accountants or auditors to conduct such verification upon reasonable advance notice, during normal business hours, in a manner that does not interfere with normal operations, and subject to all on-site rules and regulations for visitors, and ATHX shall cooperate with Healios and the independent accountants or auditors in the verification. ATHX shall make and keep records necessary for calculation of such [*] and allow the independent accounts or auditors to access and examine the records in the verification. ATHX and Healios will discuss to decide the number of independent accountants or auditors to access and examine the records in the verification, in each case, during the Term and for a period ending 3 years thereafter. ATHX

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

may require the independent accountants or auditors to enter into a confidentiality agreement with ATHX before undertaking any such verification, provided that the independent accountants or auditors may disclose and report the results of the verification, including, the information concerning the [*], to Healios. All expenses of each such verification will be paid for by Healios, unless the verification demonstrates a discrepancy in the [*] for the MultiStem Product portion of the Licensed Products of over five percent (5%) between ATHX’s reported amount and the actual amount confirmed through such verification. If the verification demonstrates any past overpayment by Healios of over five percent (5%) of such actual [*], without limiting any other rights or remedies to Healios, ATHX will pay the amount of such discrepancy to Healios together with interest at the rate of 1.5% per month (or the maximum amount permitted by applicable law if lower) and reimburse Healios for the cost of such verification within 30 days after receiving the written report of the independent accountant or auditor.

8.9      ATHX, its Affiliate or their Third Party Manufacturer shall provide certificates of analysis to Healios for all of the MultiStem Product portion of the Licensed Products supplied under this Agreement. Upon reasonable request from Healios, ATHX shall provide Healios with any documents that are related to the manufacturing and supply of the MultiStem Product portion of the Licensed Products to Healios under this Agreement and that are reasonably necessary for Healios to prepare or submit its regulatory filings in relation to the Licensed Products in the Licensed Field in each portion of the Territory.

SECTION 9            TECH TRANSFER.

9.1    When any of the events described in clauses (a) to (g) in Section 2.3 occurs, if requested by Healios, ATHX shall promptly begin to provide and transfer to Healios, its Affiliate or Healios’ designated third party manufacturer, any and all data, information, know-how or technology required for manufacturing the MultiStem Product portion of the Licensed Products for the Licensed Field and support Healios so that Healios may make or have made such MultiStem Product portion of the Licensed Products for the Licensed Field (collectively “Manufacturing Information”). Manufacturing Information shall include, without limitation, any confidential manufacturing dossier such as all specifications, SOPs and testing reports. Manufacturing Information shall cover any and all information that ATHX provides to at least one of the Third Party Manufacturer(s) of the subject MultiStem Product portion of the Licensed Products during all or part of the term of this Agreement. If requested by Healios, ATHX will use commercially reasonable efforts to facilitate an arrangement between Healios and a Third Party Manufacturer that ATHX retains for the manufacturing of the MultiStem Product portion of the Licensed Products provided to Healios, so that [*]. Such transfer of Manufacturing Information (the “Tech Transfer”) shall be deemed completed if Healios, its Affiliate or Healios’ designated third party manufacturer becomes ready to manufacture or have manufactured the subject MultiStem Product portion of the Licensed Products for the requirement.

9.2    Notwithstanding Section 9.1 above, if any of the events described in clauses (a) or (b) in Section 2.3 occurs, Healios may provide ATHX with notice thereof and its intent to exercise its rights under Section 9.1. If ATHX demonstrates within 30 days after receipt of such notice that ATHX is able to supply Healios with the subject MultiStem Product portion of the Licensed

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Products for the Licensed Field with satisfactory quality and in a stable and continual manner, then Healios may not exercise such rights. If ATHX fails to so demonstrate, Healios may exercise such rights. In response to exercise of such rights by Healios upon or after ATHX’s failure to so demonstrate under this Section 9.2, ATHX shall assume the obligations as set forth in Section 9.1.

9.3      The Parties shall make their reasonable efforts, and shall reasonably cooperate with each other, so that the Tech Transfer may be completed as soon as reasonably possible after any of (a) to (g) in Section 2.3 occurs.

9.4      ATHX shall be responsible for the costs of ATHX and its Affiliates in connection with the Tech Transfer described in Section 9.1. Healios shall be responsible for the costs of Healios and its Affiliates in connection with the Tech Transfer described in Section 9.1 and any associated costs of Healios’ designated third party manufacturer, if applicable, [*].

9.5      If, at any time after Healios has exercised its right to manufacture the subject Product pursuant to Section 9.1 and before or after the Tech Transfer is completed, ATHX reasonably demonstrates that it is able to supply Healios with the subject Product for the Licensed Field in the Territory [*], then Healios will purchase a reasonable proportion of its requirements of the subject Product from ATHX on a non-exclusive basis, taking into account the nature and extent of Healios’ fixed manufacturing investment and third party purchase commitments and price competitiveness of ATHX, for so long as ATHX continues to demonstrate its ability to [*].

SECTION 10                TERM AND EXPIRATION.

10.1    [*].

10.2    This Agreement shall automatically terminate upon the expiration of all [*] for all countries in the Territory (the “Term”).

SECTION 11                TERMINATION; EFFECTS OF TERMINATION OF THIS AGREEMENT.

11.1    Healios may terminate this Agreement without cause with 6 months prior written notice to ATHX.

11.2    Healios may terminate this Agreement immediately by notice to ATHX in the event that ATHX is in material breach of this Agreement and fails to rectify such breach within 60 days of written notice of such breach from Healios.

11.3    ATHX may terminate this Agreement, in its entirety or in part with respect to any Licensed Product or portion of the Licensed Field, immediately by notice to Healios in the event Healios is in material breach of this Agreement and fails to rectify such breach within 60 days of written notice of such breach from ATHX. Without limiting the foregoing, Healios’ material failure to pay any of the amounts due under SECTION 5 when due is a material breach of this Agreement.

11.4    Upon Termination of this Agreement for any reason:

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

(a)      the provisions in Sections SECTION 1, 2.5, 3.7 - 3.12, 4.1 - 4.3, 4.6, 5.6 - 5.10, 11.4, SECTION 13, SECTION 14, 16.7 and SECTION 17 shall survive Termination of this Agreement if and as applicable; and

(b)      all obligations accruing prior to Termination of this Agreement shall remain due and owed in accordance with their respective terms.

11.5    Upon Termination of this Agreement by Healios pursuant to Section 11.1 or by ATHX pursuant to Section 11.3, Healios will work in good faith with ATHX to promptly (i) transfer to ATHX ownership of all investigator’s brochures, regulatory filings and regulatory approvals for the Licensed Product in the Licensed Field throughout the Territory; (ii) deliver to ATHX all clinical data and information in Healios’ possession or control relating to Licensed Products, including for clarity manufacturing data, if any, in the same form in which Healios maintains such data, (iii) deliver to ATHX, in the same form in which Healios maintains such items, copies of all reports, records, regulatory correspondence and other materials in Healios’ possession or control relating to the clinical development of Licensed Product in the Licensed Field throughout the Territory.

11.6    Upon Termination of this Agreement by Healios pursuant to Sections 11.1 or 11.2, Healios may continue to sell the then-current finished goods inventory of Licensed Product in its stock as of the effective date of termination even after termination, subject to any of its obligations under SECTION 5 that result from such sales and the rights granted under Sections 2.1, 2.2, 2.3 (if applicable), 3.1, 3.2 and 3.3 survive such Termination and remain in effect solely for such purpose until such inventory is exhausted.

11.7    Upon expiration of a [*] with respect to a particular Licensed Product and country in the Territory pursuant to Section 10.1, Sections 2.1, 2.2, 2.3 (if applicable), 3.1, 3.2 and 3.3, and SECTION 4 shall survive such expiration and remain in full force and effect with respect to such Licensed Product and country; provided, however, that the licenses granted to Healios under those sections as applicable to such Licensed Product in such country shall be royalty-bearing thereafter with respect to such Licensed Product and country until the expiration or termination of the Term (unless earlier terminated pursuant to this Section 11.7 or extended longer after the Term pursuant to Section 11.8), as follows: (i) with respect to MultiStem Ophthalmological Standalone Products, the applicable royalty rate for such licenses with respect to such country shall be the applicable rate set forth in Section 5.5(b) [*] and (ii) with respect to the MultiStem Ophthalmological Combination Products, the applicable royalty rate for such licenses with respect to such country shall be calculated based upon the total Net Sales of MultiStem Ophthalmological Combination Products for such country in a calendar year, or any partial calendar year, as appropriate, as set forth in Table 11.8 in Section 11.8 below. Notwithstanding the foregoing, Healios’ obligation to pay such royalties with respect to such Licensed Product in such country shall terminate on the date that is twenty (20) years from the date of the first commercial sale (after Approval) of the Licensed Product in such country, unless the initial [*] for such country extends beyond such twenty (20) year period, in which case Healios’ obligation to pay such royalties will terminate on the date that is five (5) years after the expiration of the such [*], and upon termination of such

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

payment obligation at the end of such 20-year or 5 year period, as applicable, all of the licenses granted by ATHX to Healios under this Agreement with respect to such Licensed Product in such country automatically convert to non-exclusive. In addition, all royalty-bearing licenses (and Healios’ obligation to pay such royalties) with respect to each Licensed Product in a country shall terminate automatically without further action by either Party at such time that neither Healios nor any of its Affiliates or permitted sublicensees have used the Trademark for Standalone Products or exploited any remaining enforceable rights in any of the ATHX MultiStem Background IP or Foreground IP owned by ATHX for the sale of the Licensed Product in such country for a continuous period of 1 year.

11.8    Upon Termination of this Agreement in its entirety for expiration pursuant to Section 10.2, Sections 2.1, 2.2, 2.3 (if applicable), 3.1, 3.2 and 3.3, and SECTION 4 shall survive such Termination and remain in full force and effect; provided, however, that the licenses granted to Healios under those sections shall be royalty-bearing thereafter in accordance with this Section 11.8 for a maximum period of twenty (20) years from the date of the first commercial sale (after Approval) of each Licensed Product in the Territory, unless the initial Term extends beyond such twenty (20) year period, in which case such licenses shall be royalty-bearing for a maximum period of five (5) years after the expiration of the initial Term (“Post-Term Period”), and upon termination of such payment obligation at the end of such 20-year or 5-year period, as applicable, all of the licenses granted by ATHX to Healios under this Agreement automatically convert to non-exclusive. Notwithstanding the foregoing, such royalty-bearing licenses (and Healios’ obligation to pay such royalties) shall terminate automatically without further action by either Party at such time that neither Healios nor any of its Affiliates or permitted sublicensees have used the Trademark for Standalone Products or any remaining enforceable rights in any of the ATHX MultiStem Background IP or Foreground IP owned by ATHX anywhere in the Territory for the sale of Licensed Products for a continuous period of 1 year. The applicable royalty rate for such licenses during the Post-Term Period shall be calculated based upon the total Net Sales of Licensed Products in a calendar year, or any partial calendar year, as appropriate, as set forth in Table 11.8 below:

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Table 11.8 – Post-Term Royalty Rates
Total Net Sales of Licensed Products in the Calendar Year	Royalty Rate
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]

All royalties due under this Section shall be paid in accordance with and subject to Sections 5.7 and 5.8. The payment of the amounts due under this Section 11.8 shall be made in US Dollars within 60 days from the end of each calendar year. To calculate the amount due in US Dollars, Healios shall convert the amount of Net Sales of Licensed Products from currency collected by Healios to US Dollars using the currency conversion published by the Wall Street Journal, Eastern Edition, and based upon the average conversion rate for the calendar year being reported. To determine the royalty rate applicable to Net Sales for a partial calendar year (such as for the period starting on Termination of this Agreement and ending at the end of the calendar year in which that occurs), [*].

11.9    Section 3.4 survives termination and remains in full force and effect upon Termination of this Agreement in its entirety for expiration pursuant to Section 10.2, by Healios pursuant to Section 11.1, or by ATHX pursuant to Section 11.3.

SECTION 12                PHARMACOVIGILANCE AND DILIGENCE.

12.1    In accordance with any Laws, Healios shall monitor and evaluate any and all adverse or undesirable events in relation to the Licensed Products arising in preclinical trials, clinical trials and post-marketing surveillance that Healios is involved with independently of (i) the causation between prevention or treatment with the Licensed Product and the event and (ii) the characteristics of the event. If such event occurs, Healios shall report such event required to be reported under Laws to an authority in charge in accordance with the Laws within time allowed for the report, and forward the information of such event to ATHX within the shortest delay and no later than one week after becoming aware of the event.

12.2    In response to a request of ATHX in relation to the event as set forth in Section 12.1, Healios shall provide an answer in writing within one week.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

12.3      The Parties shall discuss and put in place a written agreement for exchanging adverse event and other safety and pharmacovigilance information relating to each Licensed Product prior to the initiation of clinical activity by Healios. Such agreement could be by amendment of an existing agreement between the Parties to cover the activities contemplated by this Agreement.

12.4      Healios shall use commercially reasonable efforts to develop and achieve Approval for the Licensed Products in the Licensed Field in the Territory. Following any such Approval, Healios shall use commercially reasonable efforts to commercialize such Licensed Products in the Licensed Field in the Territory.

SECTION 13                CONFIDENTIALITY.

13.1    “Confidential Information” means (a) terms of this Agreement (but not its mere existence) and (b) any and all proprietary information disclosed by one Party (“Discloser”) to the other Party (“Recipient”) under this Agreement, whether orally, visually, electronically such as by email or in an electric file, or in writing, which (i) if disclosed in writing or other tangible form, is clearly designated as being confidential by a mark with the word “Confidential” or a similar warning, or (ii) if disclosed orally, visually or in other non-tangible form, is disclosed as confidential at the time of disclosure, reduced to a written document describing such information and the place and date of such disclosure and provided to Recipient with a mark with the word “Confidential” or a similar warning within 30 days from the date of disclosure; provided, however, that the Confidential Information does not include information that falls under any of the following categories, which shall be proved by Recipient:

(a)      Information which is publicly known at the time of disclosure by Discloser or information which becomes publicly known with no fault of Recipient after disclosure by Discloser;

(b)      Information which is already in the possession of Recipient on or before disclosure by Discloser;

(c)      Information which Recipient duly obtains from a third party who is not under any obligation to maintain the confidentiality of such information;

(d)      Information which Recipient has independently developed or obtained without the benefit of information disclosed by Disclosure; or

(e)      Information for which the Recipient obtains from the Discloser a prior written approval for disclosure.

13.2      Except as otherwise provided in this SECTION 13, Recipient shall hold and maintain Confidential Information in strict confidence, and shall not disclose to any third party Confidential Information without a prior written approval of Discloser and Recipient shall use Confidential Information solely for the purpose of this Agreement (“Purpose”). Notwithstanding the foregoing, Recipient may disclose Confidential Information to its directors, statutory auditors, officers, employees and agents and those of its Affiliate (collectively referred to as “Staff”) when

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

its Staff needs to know the Confidential Information for the Purpose. Recipient shall make its Staff comply with the obligations as set forth in this SECTION 13, whether during the period in which the Staff has positions in Recipient or after the Staffs leave Recipient and shall be fully liable to Discloser for their breach of such terms as if such breach was by Recipient.

13.3      Recipient may disclose Confidential Information to its and its Affiliates’ licensees or sublicensees, as applicable, and its and their respective bankers, accountants, counsels, consultants and independent contractors (the “Outside Staff”) who need to know the Confidential Information for the Purpose or their professional duties in connection with the rights or obligations of Recipient under this Agreement, provided that Recipient shall cause the Outside Staff to be bound by no less stringent terms than those set forth in SECTION 13 (applied mutatis mutandis) and shall be fully liable to Discloser for their breach of such terms as if such breach was by Recipient.

13.4      Recipient shall manage Confidential Information with the same degree of care as it would manage its own confidential information but always with no less stringent degree of care than a reasonable care.

13.5      In the case where Recipient is required to disclose Confidential Information by any administrative or judicial organization (including the ICC for mediation or arbitration under this Agreement) or under any Law, including without limitation regulations and rules of stock exchange and, in response to the request, discloses the Confidential Information, such disclosure does not fall into any breach of the obligations as set forth in this SECTION 13. In such case, Recipient shall notify Discloser of such disclosure in advance (if an advance notice is impossible or difficult, promptly after such disclosure) and make reasonable efforts to minimize the scope of such disclosure.

13.6      Upon request by Discloser, within 60 days after Termination of this Agreement, Recipient shall promptly return to Discloser returnable materials in which Confidential Information (including reproduced/replicated Confidential Information) is recorded, or, as instructed by Discloser, destroy such materials and (ii) delete Confidential Information recorded in unreturnable materials (including that provided via email or as an attached file thereof and recorded in a hard disk drive); provided, however, that (a) digital backup files automatically generated by Recipient’s customary electronic data processing system may be retained and properly stored as confidential files for the sole purpose of backup and will be deleted in accordance with its retention policy and (b) ATHX may retain all information transferred from Healios to ATHX pursuant to Section 11.5 all of which shall thereafter be the Confidential Information of ATHX for which Healios is deemed the Recipient (notwithstanding that Healios may have first disclosed such information to ATHX) and with respect to which the exceptions in Sections 13.1(a)-(d) do not apply.

13.7      The obligations set forth in SECTION 13 shall be effective for 20 years from Termination of this Agreement.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SECTION 14                INDEMNIFICATION.

14.1    Each Party (“Indemnifying Party”) shall protect, defend, indemnify and hold the other Party (“Indemnified Party”), its Affiliate and its and their respective Staff and Outside Staff (collectively, the “Indemnitees”) harmless from and against any and all actual or threatened claims or lawsuits by any third party and all associated liabilities, losses, damages (whether or not “punitive” in nature), fees, expenses, costs, claims, demands, fines and penalties, including the burden and expense of defending against all third party claims and regulatory actions, amounts paid in settlement thereof (including interest), and reasonable attorneys’ fees and disbursements of counsel (“Liabilities”), arising out of or based upon (i) any misrepresentation or breach by the Indemnifying Party of any representation or warranty in this Agreement or (ii) any breach by the Indemnifying Party of any of the provisions of this Agreement; except in each case to the extent that any of the Liabilities are caused by or attributable to (x) negligence or willful misconduct of any of the Indemnitees, (y) any misrepresentation or breach by the Indemnified Party of any representation or warranty in this Agreement, or (z) any breach by the Indemnified Party of any of the provisions of this Agreement or any act (or omission) of any Indemnitees that if performed (or not performed) by the Indemnified Party would be a breach of any provision of this Agreement. The foregoing indemnification is conditional upon (a) the Indemnified Party notifying the Indemnifying Party of any claim or demand for Liabilities promptly after it receives or notices the same, (b) Indemnified Party cooperating with Indemnifying Party in the defense of Indemnifying Party, and if requested, giving full control of defense to the Indemnifying Party and (c) Indemnified Party not compromising or settling such claim or demand without the prior written consent of the Indemnifying Party.

SECTION 15                INFRINGEMENT AND CHALLENGE OF RIGHTS.

15.1      When either Party (the “Notifying Party”) becomes aware of any actual or threatened infringement of the ATHX MultiStem Background IP, the Trademark for Standalone Products or Foreground IP of ATHX by any third party in portion of the Territory (the “Infringement by Third Party”), the Notifying Party shall promptly notify the other Party of the detailed conduct of the Infringement by Third Party and the name of the third party to the extent that the Notifying Party knows.

15.2      Infringement by Third Party will be addressed as follows:

(a)        Subject to Section 15.2(b), Healios shall have the right, but not the obligation, to attempt to stop Infringement by Third Party of the ATHX MultiStem Background IP, the Trademark for Standalone Products or Foreground IP of ATHX in the Licensed Field anywhere in the Territory, including through negotiation and litigation at its cost, to the extent that the Infringement by Third Party is related to a product(s) competing with any Licensed Product in the Licensed Field that is sold by Healios, its Affiliate or their sublicensee. ATHX shall provide Healios with any assistance in connection with the Healios’ activities to attempt to stop such Infringement by Third Party as reasonably requested by Healios, including by ATHX joining as a party to any such litigation or filing a joint action with Healios if Healios desires to seek an injunction against the Third Party

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

and ATHX’s participation as a party in such litigation is required to obtain such injunction. Any recoveries resulting from such efforts will be allocated in the following priority: (i) first, in reimbursing Healios’ out of pocket expenses (including counsel fees and expenses) in undertaking such activities, (ii) second, in reimbursing ATHX’s out of pocket expenses (including counsel fees and expenses) in assisting with such activities, and (iii) third, the remainder (if any) to be retained by Healios but reported as Net Sales and paid to ATHX thereon under SECTION 5. No settlement, stipulated judgment or other voluntary final disposition of litigation under this Section 15.2(a) may be undertaken by Healios without the consent of ATHX if such settlement, stipulated judgment or other voluntary final disposition would require ATHX to be subject to an injunction, admit wrong-doing, make a monetary payment or would otherwise materially adversely affect ATHX’ rights under this Agreement or any of the ATHX MultiStem Background IP, the Trademark for Standalone Products or Foreground IP of ATHX.

(b)        If Healios fails, pursuant to Section 15.2(a) to bring an action with respect to, or to terminate, the Infringement by Third Party before the earlier of (i) 180 days following the notice of alleged infringement; and (ii) 10 days before the time limit, if any, set forth in the Laws for the filing of such actions, then ATHX shall have the right, but not the obligation, to attempt to stop such infringement, including through litigation. Healios will provide ATHX with any assistance in connection with ATHX’s activities to attempt to stop Infringement by Third Party as reasonably requested by ATHX, and ATHX shall be responsible for all of the out-of-pocket costs and expenses (including counsel fees) in relation to the assistance, regardless of whether any recoveries are obtained. Any recoveries resulting from such action will be retained by ATHX. ATHX may not enter into settlements, stipulated judgments or other arrangements respecting such infringement without the prior written consent of Healios if such settlement, stipulated judgment or other arrangement would require Healios to be subject to an injunction, admit wrong-doing, make a monetary payment or would otherwise conflict with the exclusive rights granted to Healios under this Agreement.

(c)        The Parties will consult with each other with respect to potential strategies for stopping the Infringement by Third Party without litigation and during litigation. Each Party will cooperate with the other Party in its efforts to stop the Infringement by Third Party as reasonably requested, including by joining in any such litigation as a party or participating in any such litigation as a sole party to the extent required by any Laws.

15.3      When any third party takes any action to invalidate or to have declared unenforceable any of the ATHX MultiStem Background IP, the Trademark for Standalone Products or Foreground IP of ATHX in any manner, including filing an invalidation trial or an opposition or as an invalidation defense, a counterclaim, declaratory judgment or other response to an allegation made by Healios or ATHX under Section 15.2, ATHX shall have the sole right to defend against, and shall take at its sole expense commercially reasonable actions to defend against, the third party’s actions or claims. In response to a request of ATHX, Healios shall provide all reasonable assistance to ATHX in connection with ATHX’s actions above. ATHX shall be responsible for all

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

of the out-of-pocket costs and expenses reasonably incurred by Healios in connection with such assistance requested by ATHX.

15.4      When (a) either (i) any conduct under the license under this Agreement or the sublicense by Healios, its Affiliate or its permitted sublicensee constitutes a material risk of being deemed an infringement of any right, title or interest of any intellectual property of any third party (“Infringement of Third Party’s Right”) or (ii) any third party threatens or initiates legal actions alleging Infringement of Third Party’s Right in connection with any conduct under such license or the sublicense by Healios or its permitted sublicensee, and (b) such risk, threat or litigation is based upon the MultiStem Product as supplied by ATHX, its Affiliate or a Third Party Manufacturer to Healios under this Agreement or a supply agreement contemplated hereby (“Supplied Product”) or upon the manufacturing method as transferred by ATHX to Healios pursuant to Section 9.1 to make MultiStem Product for use in the Licensed Field in any portion of the Territory (“Transferred Method”), then (c) if requested by Healios and subject to Section 15.5, ATHX shall [*]. ATHX shall be responsible for all of ATHX’s and its Affiliates’ costs and expenses incurred in the actions above, including, if and as applicable, (A) payments under any agreement entered between ATHX or its Affiliate, on the one hand, and the third party, on the other hand, (B) any costs and expenses of ATHX and its Affiliates for legal procedures against the third party, including the attorneys’ fees of ATHX and its Affiliates, and (C) any costs and expenses of ATHX’s and its Affiliates’ associated with their respective negotiations with the third party. Healios shall cooperate with ATHX and its Affiliates in connection with the actions above; provided that ATHX shall reimburse Healios for Healios’ and its Affiliates’ reasonable out-of-pocket legal costs and expenses incurred in the actions above.

15.5      Notwithstanding Section 15.4, ATHX shall have no obligation thereunder:

(a)        when the Supplied Product as supplied by ATHX or the Third Party Manufacturer(s) has been modified in a manner not specifically directed [in writing] by ATHX and without such modification exploitation of the Licensed Product would not be deemed a material risk of infringement;

(b)        when the Transferred Method has been modified in a manner not specifically directed in writing by ATHX and without such modification exploitation of the Transferred Method would not be deemed a material risk of infringement;

(c)        when the Supplied Product or the Transferred Method is exploited for any application outside of the Licensed Field or in any other manner that is not licensed or that would be a breach of this Agreement;

(d)        (i) when the Supplied Product is exploited in combination with anything or (ii) when the Supplied Product is part of a MultiStem Combination Ophthalmological Product and, in each case, (i) or (ii), exploitation of the Supplied Product alone, as supplied by ATHX or the Third Party Manufacturer(s), would not be deemed a material risk of infringement;

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

(e)        when the Transferred Method is exploited in combination with anything not provided or specifically directed in writing by ATHX and exploitation of the Transferred Method alone would not be deemed a material risk of infringement;

(f)        for any use or methods of treatment developed by Healios; or

(g)        other than as expressly set forth in this Agreement, any Liabilities incurred by Healios, its Affiliates or their respective sublicensees.

SECTION 16                REPRESENTATION AND WARRANTIES; DISCLAIMER.

16.1      Each of ATHX and Healios represents and warrants that as of the Effective Date it is duly organized and exists in good standing under the Laws of the jurisdiction in which it is organized, has the power to own its property and to carry on its business as now being conducted.

16.2      Each of ATHX and Healios represents and warrants that as of the Effective Date it has and during the Term will have the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including, without limitation, to grant the license as set forth in this Agreement, without consent of any third party and without breach of any agreements with or obligations to any third party.

16.3      Each of ATHX and Healios represents and warrants that as of the Effective Date it has not and thereafter it will not enter into agreement with an obligation to a third party inconsistent, incompatible, or conflicting with its obligations under this Agreement.

16.4      ATHX represents and warrants that, to its knowledge as of the Effective Date, the issued patents of ATHX MultiStem Background Patents in the Licensed Field in the Territory were valid and enforceable.

16.5      ATHX represents and warrants that it will not research, develop, use, distribute, promote, market, offer for sale, sell or import Licensed Products in any country in the Territory solely for or in the Licensed Field.

16.6      Each of ATHX and Healios represents and warrants that, to its knowledge as of the Effective Date, the information disclosed in the course of discussion and negotiation in relation to this Agreement was true in all material respects.

16.7      EXCEPT AS PROVIDED EXPRESSLY IN THIS SECTION 16 AND IN SECTION 2.4, NEITHER ATHX NOR HEALIOS MAKES ANY REPRESENTATIONS OR WARRANTIES UNDER THIS AGREEMENT WHATSOEVER, AND EACH OF ATHX AND HEALIOS HEREBY DISCLAIMS ALL OTHER SUCH POTENTIAL WARRANTIES, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, AGAINST INFRINGEMENT, AND THOSE ARISING THROUGH COURSE OF DEALING OR TRADE OR OTHERWISE.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SECTION 17                MISCELLANEOUS.

17.1      This Agreement shall be governed by and construed under the Laws of State of New York without regard to its choice of law principles.

17.2      All disputes arising out of or relating to this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by 3 arbitrators appointed in accordance with the said Rules. The Emergency Arbitrator Provisions shall not apply. The seat of the arbitration shall be Tokyo. The language to be used in the arbitration shall be English. The award rendered by arbitration shall be final and binding upon both Parties and judgment upon the award may be entered into in any court having jurisdiction for enforcement thereof. The Parties shall treat all matters relating to the arbitration, including, but not limited to, the existence of the arbitration, all documents produced by one Party in the arbitration, or the award rendered by the arbitration as Confidential Information.

17.3      All rights and licenses of Healios or its Affiliate under this Agreement except those for Trademark for Standalone Products are and shall be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any counterparts in other jurisdictions, licenses of rights to “intellectual property” as defined in Section 101 of the U.S. Bankruptcy Code, to the extent that the U.S. Bankruptcy Code or any counterparts in other jurisdictions is applicable to the rights and license. Healios may retain and exercise all of its rights and elections under the U.S. Bankruptcy Code or any counterparts in other jurisdictions.

17.4      The licenses granted by either Party under its respective intellectual property in this Agreement are limited to those specifically and expressly set forth in Sections 2.1, 2.2, 2.3, 3.1, 3.2, 3.3, 3.4 and 4.4. Nothing in this Agreement does or will be construed to grant to a Party any rights in any intellectual property rights not expressly granted, in each case whether by implication, estoppel or otherwise, and neither Party will exploit or grant sublicenses in any of the intellectual property rights licensed to it outside of the scope expressly licensed to it under this Agreement. All rights not specifically granted by a Party are reserved by such Party.

17.5      NEITHER ATHX NOR HEALIOS WILL BE LIABLE UNDER THIS AGREEMENT FOR ANY SPECIAL, PUNITIVE, CONSEQUENTIAL, INCIDENTAL OR OTHER INDIRECT DAMAGES OF ANY TYPE OR NATURE, WHETHER BASED IN CONTRACT, TORT, STRICT LIABILITY, NEGLIGENCE OR OTHERWISE, INCLUDING LOSS OF PROFITS OR REVENUES, EXCEPT (A) TO THE EXTENT ANY SUCH DAMAGES ARE PAYABLE TO THIRD PARTIES IN CONNECTION WITH A INDEMNIFICATION OBLIGATION HEREUNDER, (B) FOR WILLFUL BREACH OR BREACH RESULTED FROM BAD FAITH OF ANY PROVISION OF THIS AGREEMENT, (C) FOR EXPLOITATION OF ANY OF THE INTELLECTUAL PROPERTY RIGHTS LICENSED UNDER THIS AGREEMENT OUTSIDE OF THE SCOPE LICENSED, OR (D) BREACH OF THE CONFIDENTIALITY PROVISIONS IN SECTION 13.

17.6      Neither this Agreement nor any rights or obligations of any Party to this Agreement may be assigned or otherwise transferred by such Party without the consent of the other Party, except

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

that a Party may assign this Agreement, without such consent, to an Affiliate or to a purchaser of or successor in interest to substantially all of that Party’s business or assets to which this Agreement pertains, through merger, sale of assets and/or sale of stock or ownership interest, consolidation or name change. Any permitted assignee shall assume all obligations of its assignor under this Agreement and provide notice of such assignment to the other Party promptly after such assignment. Any purported assignment in violation of this Section is void.

17.7      This Agreement may be executed in counterparts, each of which, when executed, are deemed to be an original and all of which together constitute one and the same document.

17.8      This Agreement together with its Exhibit(s) sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and supersedes all agreements or understandings, verbal or written, made between ATHX, Healios and their respective Affiliates with respect to the subject matter hereof. None of the terms of this Agreement may be amended, supplemented or modified except in writing signed by the Parties.

17.9      Headings in this Agreement are included herein for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

17.10      All notices, consents, approvals, requests or other communications required hereunder given by one Party to the other Party shall be in writing and made by (i) registered or certified air mail, postage prepaid and return receipt requested, (ii) facsimile, (iii) internationally recognized express overnight courier or (iv) delivered personally to the following addresses of the respective Parties:

If to ATHX:	ABT Holding Company
3201 Carnegie Avenue
Cleveland, OH 44115
Attention: President
Facsimile: +1.216.361.9495

with a copy to:	Jones Day
4655 Executive Drive, Suite 1500
San Diego, CA 92121
Attention: Thomas A. Briggs
Facsimile: +1.858.314.1150

If to Healios:	HEALIOS K.K.
World Trade Center Bldg. 15F
2-4-1 Hamamatsucho,
Minato-ku, Tokyo, 135-6115 Japan
Attention: Chairman & CEO
Tadahisa “Hardy” Kagimoto,
Facsimile: +81.3.3434.7231

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

with a copy to:	HEALIOS K.K.
World Trade Center Bldg. 15F
2-4-1 Hamamatsucho,
Minato-ku, Tokyo, 135-6115 Japan
Attention: General Manager of Business Development
Hiromu Ozaki
Facsimile: +81.3.3434.7231

Notices hereunder are deemed to be effective (i) upon receipt when made by registered or certified air mail, (ii) upon receipt when sent by facsimile, provided that the sender retains a written confirmation of the successful transmittal, (iii) upon receipt when made by internationally recognized express overnight courier, or (iv) upon delivery if personally delivered. A Party may change its address listed above by sending notice to the other Party.

17.11    The relationship between ATHX and Healios is that of independent contractors. Nothing in this Agreement shall be constructed to create a relationship of employer and employee, partner, joint venture, or principal and agent.

17.12    The invalidity or unenforceability of any term or provision in this Agreement shall not affect the validity or enforceability of any other term or provision hereof. If any of the terms or provisions of this Agreement are in conflict with any applicable law or regulation, such term(s) or provision(s) shall be deemed inoperative to the extent they may conflict therewith and shall be deemed to be modified to confirm with such law and regulation.

17.13    Any right of one Party hereto to the other Party may not be or is not deemed waived except by an instrument in writing signed by the party having such right. All rights, remedies, undertakings, obligations and agreements contained in this Agreement are cumulative and none of them are a limitation of any other remedy, right, undertaking, obligation or agreement.

[Remainder of page intentionally blank]

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 2 to Collaboration Expansion Agreement

IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed by their duly authorized officers upon the date set out below.

ABT Holding Company		HEALIOS K.K.

By:	/s/ Gil Van Bokkelen	By:	/s/ Tadahisa “Hardy” Kagimoto
Name:	Gil Van Bokkelen	Name:	Tadahisa “Hardy” Kagimoto
Title:	Chairman & CEO	Title:	Chairman & CEO

GUARANTEE BY ATHERSYS, INC.

Athersys, Inc. hereby irrevocably guarantees the performance of all of ATHX’s obligations under this Agreement.

Athersys, Inc.

By:	/s/ Gil Van Bokkelen
Name:	Gil Van Bokkelen
Title:	Chairman & CEO

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 2 to Collaboration Expansion Agreement

Schedule 1

ATHX MultiStem Patents in the Territory

(see attached)

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1

STEM CELL PATENTS AND APPLICATIONS

CONFIDENTIAL

[*]

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Schedule 2

Ophthalmological Indications for the Licensed Field

[*]

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 2 to Collaboration Expansion Agreement

Schedule 3

[*]

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 3

Combination Product License Agreement

(See attached.)

15

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 3 to Collaboration Expansion Agreement

COMBINATION PRODUCT LICENSE AGREEMENT

This Combination Product License Agreement (this “Agreement”), dated as of 6 June 2018 (the “Effective Date”), is made and entered into between ABT Holding Company (“ATHX”), a Delaware corporation having its principal place of business at 3201 Carnegie Avenue, Cleveland, OH 44115 and wholly-owned subsidiary of Athersys, Inc. (“Athersys”), and HEALIOS K.K. (“Healios”), a Japanese company having its principal place of business at World Trade Center Bldg. 15F, 2-4-1 Hamamatsucho, Minato-ku, Tokyo 105-6115 Japan, and solely with respect to the guarantee set forth herein, Athersys. ATHX and Healios may be referred to individually as a “Party” and collectively as the “Parties”.

Background

A.

ATHX owns or otherwise controls certain patents, patent applications, know-how and trademarks potentially useful for the treatment of certain diseases when used in combination with induced pluripotent stem cells (“iPSC”).

B.

Pursuant to the transactions contemplated by the Collaboration Expansion Agreement between the Parties effective as of the Effective Date to which this Agreement is attached as Exhibit 3 (“Collaboration Expansion Agreement”), and in partial consideration of the amounts payable thereunder, Healios would like to be granted a license under the intellectual property rights of ATHX, and ATHX is willing to grant such license, in accordance with the terms and conditions set forth below.

Agreement

ATHX and Healios hereby agree as follows:

SECTION 1          DEFINITIONS.

Capitalized terms used in this Agreement shall have the meaning ascribed to them in the preamble or recitals above, this Section 1, or the following Sections of this Agreement.

1.1      The term “Affiliate” shall mean, with respect to a Party, a corporation or other legal entity, directly or indirectly, controlling, controlled by or under common control with such Party. For purpose of this definition, the term “control” and, with correlative meanings, the terms “controlled by” and “under common control with”, as used with respect to any corporation or other entity, means (a) direct or indirect ownership of fifty percent (50%) or more of the securities or other ownership interests representing the equity voting stock or general partnership or membership interest of such corporation or other entity or (b) the power to direct or cause the direction of the management or policies of such corporation or other entity, whether through the ownership of voting securities by contract or otherwise.

1.2      The term “Approval” shall mean approval by the Regulatory Authority or other duly authorized governmental authority(ies) in an applicable portion of the Territory necessary for sale and distribution of an approved Licensed Product in such portion of the Territory.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

1.3      The term “ATHX Foreground Patents” shall mean any (a) patents and patent applications that are first owned or controlled by ATHX or any of its Affiliates after the Effective Date, excluding any such patents or patent applications that are jointly owned with Healios, (b) pre-grant forms claiming priority to any of the foregoing, including provisionals, converted provisionals, divisionals, continuations (in whole or in part), (c) all patents issuing from any of the foregoing, and (d) all post-grant forms of any of the foregoing, including extensions, reissues or renewals, in each case, that (if issued) would be infringed, but for the license granted under Sections 3.1, 3.2 and 3.3, by the manufacture, research, development, distribution, promotion, marketing, use, import, offer for sale or sale of Licensed Products.

1.4      The term “ATHX MultiStem Background Know-How” shall mean Know-How that is owned or controlled by ATHX or its Affiliates as of the Effective Date, in each case, that is specifically related to Licensed Products in the Licensed Field or to research, development, distribution, promotion, marketing, manufacture, use, import, offer for sale, or sale of Licensed Products in the Licensed Field.

1.5      The term “ATHX MultiStem Background Patents” shall mean any (a) patents and patent applications that are owned or controlled by ATHX or any of its Affiliates as of the Effective Date and are pending or issued anywhere in the Territory, (b) pre-grant forms claiming priority to any of the foregoing, including provisionals, converted provisionals, divisionals, continuations (in whole or in part), (c) all patents issuing from any of the foregoing, and (d) all post-grant forms of any of the foregoing, including extensions, reissues or renewals, in each case, that (if issued) would be infringed, but for the license granted under Sections 2.1, 2.2 and 2.3, by the manufacture, research, development, distribution, promotion, marketing, use, import, offer for sale or sale of Licensed Products. ATHX MultiStem Background Patents owned or controlled by ATHX as of the Effective Date include the patents as listed in Schedule 1.

1.6      The term “Cost of Supply” shall mean [*].

1.7      The term “Foreground IP” shall mean, with respect to a Party, (a) any and all non-public, proprietary technical information, know-how, trade secret, data, test results, knowledge, techniques, discoveries, inventions, specifications, designs, regulatory filings, and other information (whether or not patentable) and (b) any intellectual property rights thereon (except trademarks), including patent and patent application issuing or filed for based thereon and copyright; in each case under clause (a) and (b), that is related to a Licensed Product or to the research, manufacture, development, distribution, promotion, marketing, use, import, offer for sale or sale of a Licensed Product and that is first owned or controlled on or after the Effective Date by such Party or any of its Affiliates. For clarity, Foreground IP of ATHX shall include the ATHX Foreground Patents.

1.8      The term “Know-How” shall mean any and all non-public, proprietary technical information, know-how, trade secret, data, test results, knowledge, techniques, discoveries, inventions, specifications, designs, regulatory filings, and other information (whether or not patentable).

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1.9      The term “Laws” shall mean all applicable laws, statutes, regulations, rules, ordinance, order, decree, ruling or binding position or guideline of any governmental authority having jurisdiction over the subject act(s) or matter(s).

1.10      The term “Licensed Field” shall mean treatment of diseases or conditions of the liver, kidney, pancreas/islet cells and intestinal tissue using Licensed Products.

1.11      The term “Licensed Product” shall mean any MultiStem Product that is (a) used in treatment of a disease within the Licensed Field and (b) is used in combination with iPSC-derived cells that have been developed by or for Healios by either (i) non-systemic, localized administration of the MultiStem Product at the same time and immediate vicinity as the iPSC-derived cell transplantation or (ii) as a combination formulation containing both the MultiStem Product and iPSC-derived cells.

1.12      The term “MultiStem Product” shall mean any product that is covered by any claim of any ATHX MultiStem Background Patent or ATHX’s Foreground IP or that is otherwise manufactured, reproduced, modified, derived, developed, administered or used from, with, containing or based upon any of the ATHX MultiStem Background Know-How or ATHX’s Foreground IP.

1.13      The term “Net Sales” shall mean, with respect to each Licensed Product, the total gross sales of such Licensed Product sold by Healios, its Affiliate or their respective direct or indirect sublicensee under the license or sublicense of this Agreement, for arm’s length sales to any non-Affiliated third party, less the following deductions: trade and cash discounts, sales and excise taxes, rebates and return of goods. The foregoing shall be booked or calculated in accordance with Generally Accepted Accounting Principles (GAAP) or International Financial Reporting Standard (IFRS) each as consistently applied by the selling entity. For clarification, if the Licensed Product once sold by Healios, its Affiliate or their sublicensee, for arm’s length sales to any non-Affiliated third party is recalled for a reason attributable to ATHX, such sales shall be deducted from the Net Sales.

1.14      The term “Other Improvements” shall mean with respect to a Party, (a) any and all non-public, proprietary technical information, know-how, trade secret, data, test results, knowledge, techniques, discoveries, inventions, specifications, designs, regulatory filings, and other information (whether or not patentable) and (b) any intellectual property rights thereon (except trademarks), including patent and patent application issuing or filed for based thereon and copyright; in each case under clause (a) and (b), that result from activities conducted in accordance with this Agreement and that are not otherwise Foreground IP.

1.15      The term “Potential Permitted Sublicensees” shall mean [*].

1.16      The term “Regulatory Authority” shall mean any international, national, regional, state, or local governmental or regulatory or quasi-governmental or quasi-regulatory body, agency, department, bureau, or other entity responsible for the regulation (including pricing) of any aspect of pharmaceutical or medicinal products intended for human therapeutic use.

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1.17      The term “Representative” shall mean, with respect to a Party, any Affiliate of such Party, and any director(s), officer(s), employee(s), agent(s), consultant(s), independent contractor(s) or other representative(s) of such Party or its Affiliate.

1.18      The term “Royalties” shall mean the amount calculated on Net Sales of Licensed Products pursuant to Section 5.2.

1.19      The term “Termination of this Agreement” shall mean any expiration of this Agreement in its entirety under Section 10.2 or termination of this Agreement in its entirety for any reason under SECTION 11.

1.20      The term “Territory” shall mean Japan.

1.21      The term “Trademark” shall mean any trademark that is selected and used by Healios for the commercialization of Licensed Products and that is not owned by, or confusingly similar to any trademark owned by or licensed to, ATHX or any of its Affiliates.

SECTION 2                LICENSE OF BACKGROUND IP.

2.1      Subject to the terms and conditions of this Agreement, ATHX grants to Healios, under the ATHX MultiStem Background Patents and ATHX MultiStem Background Know-How (collectively “ATHX MultiStem Background IP”), an exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, with the right to grant sublicenses, to research, develop, use, distribute, promote, market, offer for sale, sell and import Licensed Products throughout the Territory solely for and in the Licensed Field. Healios may grant sublicenses under the foregoing rights by prior written notice to ATHX (and without advance consent of ATHX); provided, however, that if the sublicense would be to any third-party company that develops, markets or sells cell therapies substantially similar in form and function to MultiStem products, then Healios may grant such sublicense only with the advance, written consent of ATHX, which will not be unreasonably withheld, delayed or conditioned (including through any separate financial consideration).

2.2      Subject to the terms and conditions of this Agreement, ATHX grants to Healios, under the ATHX MultiStem Background IP, a non-exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, with the right to grant sublicenses, to make and have made Licensed Products using the MultiStem Products supplied by ATHX pursuant to SECTION 8, for purposes of researching, developing (including in conducting clinical trials), using, distributing, promoting, marketing, offering for sale, selling or importing such Licensed Products pursuant to the license granted to Healios in Section 2.1. For clarity, the foregoing license shall include rights for Healios to (i) conduct non-systemic, localized administration of the MultiStem Products at the same time and immediate vicinity as an iPSC-derived cell transplantation to make the Licensed Product or (ii) use a combination formulation containing both the MultiStem Product and iPSC-derived cells to make the Licensed Product. Healios may grant sublicenses under the foregoing rights by prior written notice to ATHX (and without advance consent of ATHX); provided, however, that if the sublicense would be to any third-

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party company that develops, markets or sells cell therapies substantially similar in form and function to MultiStem products, then Healios may grant such sublicense only with the advance, written consent of ATHX, which will not be unreasonably withheld, delayed or conditioned (including through any separate financial consideration).

2.3      Subject to the terms and conditions of this Agreement, ATHX will grant to Healios under the ATHX MultiStem Background IP, a non-exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, with the right to grant sublicenses, to make, have made and import the MultiStem Product portions of the Licensed Products for use throughout the Territory solely for and in the Licensed Field, upon and after any of the following events occurs:

(a)      ATHX does not supply the MultiStem Product portion of the Licensed Products to Healios at the pricing set forth in Section 8.3;

(b)      ATHX fails to supply all or a material part of the amount of the MultiStem Product portion of the Licensed Products reasonably requested by Healios, in accordance with Section 8.2, by any delivery date in a binding purchase order and fails to supply the shortfall within a reasonable period from the delivery date;

(c)      At least 30 days before ATHX announces that ATHX becomes insolvent;

(d)      At least 30 days before ATHX voluntarily files a petition for commencement of insolvency proceedings including, without limitation, bankruptcy, liquidation and reorganization (collectively referred to as “Insolvency Proceeding”);

(e)      Prior to a court of competent jurisdiction issues (i) an order of relief in an Insolvency Proceeding with ATHX as the debtor or (ii) an order of commencement of an involuntary Insolvency Proceeding against ATHX and after such proceeding is not dismissed within 45 days after such commencement;

(f)      ATHX is acquired by a non-Affiliated third party, and such license grant shall become effective simultaneously with such acquisition; or

(g)      The Parties discuss and mutually agree to the transfer of manufacturing rights for the MultiStem Product from ATHX to Healios pursuant to a separate agreement in writing between the Parties.

Healios may grant sublicenses under the foregoing rights by prior written notice to ATHX (and without advance consent of ATHX); provided, however, that if the sublicense would be to any third-party company that develops, markets or sells cell therapies substantially similar in form and function to MultiStem products, then Healios may grant such sublicense only with the advance, written consent of ATHX, which will not be unreasonably withheld, delayed or conditioned (including through any separate financial consideration).

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2.4      ATHX represents and warrants that, to the best of its knowledge as of the Effective Date, the ATHX MultiStem Background Patents in the Territory are as specified in Schedule 1. ATHX shall update Schedule 1 to reflect the current state of ATHX MultiStem Background Patents in the Territory and send to Healios the updated Schedule 1 as of each anniversary of the Effective Date within a 30 day period from the anniversary.

2.5      As between the Parties, ATHX or its Affiliate is and shall remain the sole owner of all ATHX MultiStem Background Patents, and ATHX shall be responsible for preparation, filing, prosecution, maintenance of all such ATHX MultiStem Background Patents in its sole discretion and at its sole cost and expense.

2.6      The rights to sublicense in Sections 2.1, 2.2, 2.3, 3.1, 3.2, and 3.3 could include the right to sublicense, without consent of ATHX, to Potential Permitted Sublicensees, [*].

SECTION 3            FOREGROUND IP AND OTHER IMPROVEMENTS.

3.1      Subject to the terms and conditions of this Agreement, ATHX shall grant, and hereby grants immediately upon the existence of any Foreground IP of ATHX, to Healios an exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, with the right to grant sublicenses, under the Foreground IP of ATHX to research, develop, use, distribute, promote, market, offer for sale, sell and import Licensed Products throughout the Territory solely for and in the Licensed Field. Healios may grant sublicenses under the foregoing rights by prior written notice to ATHX (and without advance consent of ATHX); provided, however, that if the sublicense would be to any third-party company that develops, markets or sells cell therapies substantially similar in form and function to MultiStem products, then Healios may grant such sublicense only with the advance, written consent of ATHX, which will not be unreasonably withheld, delayed or conditioned (including through any separate financial consideration).

3.2      Subject to the terms and conditions of this Agreement, ATHX grants to Healios, under the Foreground IP of ATHX, a non-exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, with the right to grant sublicenses, to make and have made Licensed Products using the MultiStem Products supplied by ATHX pursuant to SECTION 8, for purposes of researching, developing (including in conducting clinical trials), using, distributing, promoting, marketing, offering for sale, selling or importing such Licensed Products pursuant to the license granted to Healios in Section 3.1. For clarity, the foregoing license shall include rights for Healios to (i) conduct non-systemic, localized administration of the MultiStem Products at the same time and immediate vicinity as an iPSC-derived cell transplantation to make the Licensed Product or (ii) use a combination formulation containing both the MultiStem Product and iPSC-derived cells to make the Licensed Product. Healios may grant sublicenses under the foregoing rights by prior written notice to ATHX (and without advance consent of ATHX); provided, however, that if the sublicense would be to any third-party company that develops, markets or sells cell therapies substantially similar in form and function to MultiStem products, then Healios may grant such sublicense only with the advance,

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written consent of ATHX, which will not be unreasonably withheld, delayed or conditioned (including through any separate financial consideration).

3.3      Subject to the terms and conditions of this Agreement, ATHX will grant to Healios under the Foreground IP of ATHX, a non-exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, with the right to grant sublicenses, to make, have made and import the MultiStem Product portion of the Licensed Products worldwide, upon and after occurrence of any of the events described in clauses (a) – (h) of Section 2.3. Healios may grant sublicenses under the foregoing rights by prior written notice to ATHX (and without advance consent of ATHX); provided, however, that if the sublicense would be to any third-party company that develops, markets or sells cell therapies substantially similar in form and function to MultiStem products, then Healios may grant such sublicense only with the advance, written consent of ATHX, which will not be unreasonably withheld, delayed or conditioned (including through any separate financial consideration).

3.4      Subject to the terms and conditions of this Agreement (and any other binding agreement between the Parties), Healios shall grant, and hereby grants immediately upon the existence of any Foreground IP of Healios specifically related to the manufacturing of the MultiStem Products, to ATHX a non-exclusive, non-transferable and non-assignable (except as provided pursuant to Section 17.6) license, under the Foreground IP of Healios, with the right to grant sublicenses, to research, develop, make, have made, use, distribute, promote, market, offer for sale, sell and import products outside the Licensed Field.

3.5      Unless constrained by the agreement with any licensee of ATHX or its Affiliate or as provided in any other agreement between Parties, ATHX will make reasonable efforts to consult with and enable Healios to use non-clinical/clinical data, record of discussions and meetings with regulatory agencies, and test results of the MultiStem Product portion of the Licensed Product (or any other non-iPSC combination products of the MultiStem Products) generated by ATHX, its Affiliate or a licensee of ATHX, as reasonably necessary for Healios’ obtaining approval of the Licensed Product in the Licensed Field, including, but not limited to, filing applications for approval.

3.6      At least once per calendar quarter, each Party shall disclose in writing to the JSC and the other Party a general description of all new Foreground IP, including the results of any research or development relating to MultiStem Products for the Licensed Field generated by such Party or any of its Affiliates since the last time reported. If a Party recognizes that any Foreground IP created by a Party and not previously disclosed to the other Party is reasonably likely to have a material impact on the activities contemplated by this Agreement, then such Party shall promptly notify the JSC and other Party of such Foreground IP. Each Party shall provide further, more detailed disclosures of any such Foreground IP as reasonably requested by the other Party or the JSC from time to time.

3.7      Inventorship of Foreground IP and Other Improvements, whether or not patentable, shall be determined in accordance with U.S. patent laws. Authorship of Foreground IP and Other Improvements shall be determined in accordance with U.S. copyright laws.

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3.8      As between the Parties, ownership of Foreground IP shall be determined as follows:

(a)      ATHX shall solely own all Foreground IP for which one or more Representatives of ATHX is/are the only inventor(s) or author(s), as applicable;

(b)      Healios shall solely own all Foreground IP for which one or more Representative(s) of Healios is/are the only inventor(s) or author(s), as applicable; and

(c)      ATHX and Healios shall jointly own all Foreground IP for which one or more Representative(s) of ATHX together with one or more Representative(s) of Healios are joint inventor(s) or author(s), as applicable;

in each such case, subject to the licenses granted in such Foreground IP in this SECTION 3.

3.9    ATHX shall be responsible for preparation, filing, prosecution, maintenance of all such Foreground IP of ATHX in its sole discretion and at its sole cost and expense.

3.10    Healios shall be responsible for preparation, filing, prosecution, maintenance of all such Foreground IP of Healios in its sole discretion and at its sole cost and expense.

3.11    As between the Parties, ownership of Other Improvements shall be determined consistent with inventorship, or authorship, as applicable.

3.12    As between the Parties, unless otherwise mutually agreed by the Parties, Healios shall be responsible for the preparation, filing, prosecution, maintenance of all patent applications and patents that claim (i) jointly-owned Foreground IP or (ii) Other Improvements owned jointly by ATHX and Healios, in each case after obtaining consent on the documents to be filed at the patent office from ATHX, and the cost and expense of all such activities will be shared equally by the Parties. Except as provided in the preceding sentence, each of the Parties may exploit jointly-owned Foreground IP and Other Improvements, including any issued patents granted thereon, independently of, and without accounting to, the other joint owner (subject to any applicable underlying rights of either Party that may be required to exploit such joint ownership rights).

SECTION 4                TRADEMARK.

4.1    As between the Parties, Healios shall select and own the Trademarks, and Healios shall have the right to register and maintain the Trademarks at the competent authority in the Territory. Healios shall be the party to file application of and maintain the registration of Trademarks and to defend the registration against any third party’s challenge including, without limitation, filing of invalidation trial. Healios shall be responsible for the costs and fees incurred in relation to filing application of, maintaining and defending the registration of the Trademarks. Healios shall have the sole right to enforce the Trademarks against infringements or other violations thereof, shall be responsible for all costs and fees incurred in relation to such activities, and shall be entitled to retain all awards or damages in connection with such activities.

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4.2      ATHX does not grant to Healios, and Healios shall not use any trademark of ATHX (including, for example, the mark MULTISTEM or translation thereof) or any mark confusingly similar thereto in connection with any Licensed Product or otherwise in connection with Healios’ exercise of its rights granted to it under this Agreement. If Healios desires to use any of the foregoing or any other trademark owned by or licensed to Athersys or any of its Affiliates in connection with Licensed Products or otherwise in connection with Healios’ exercise of its rights under this Agreement, Healios may notify Athersys and the Parties will discuss in good faith the circumstances and associated terms and conditions related to such use.

SECTION 5                PAYMENTS.

5.1    As partial consideration towards the rights granted under this Agreement, Healios has paid and might be required to pay after the Effective Date certain payments pursuant to the Collaboration Expansion Agreement.

5.2    As partial consideration for the rights granted under this Agreement, [*].

5.3    To calculate any amounts due under this Agreement in US Dollars, Healios shall convert the amount of Net Sales of Licensed Products from the currency in which such Net Sales were collected to US Dollars using the currency conversion published by the Wall Street Journal, Eastern Edition, and based upon the average conversion rate for the calendar quarter being reported.

5.4    All amounts required to be paid by Healios under this Agreement shall be paid in US Dollars even if the calculation of such amount is not based upon US Dollars.

5.5    Any payments made by a Party pursuant to this Agreement shall not be reduced on account of any Taxes unless required by applicable law. ATHX shall be responsible for paying any and all Taxes (other than withholding taxes required to be paid by Healios under applicable law, except to the extent that ATHX does not provide any requested IRS documentation) levied on account of, or measured in whole or in part by reference to, any payments it receives hereunder. Healios shall deduct or withhold from any such payments to ATHX any Taxes that Healios is required to deduct or withhold under applicable law. Notwithstanding the foregoing, if ATHX is entitled under any applicable Tax treaty to a reduction in the rate of, or the elimination of, applicable withholding Tax, it may deliver to Healios or the appropriate governmental authority (with the assistance of Healios to the extent that such assistance is reasonably required and is requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Healios of its obligation to withhold Tax, and Healios shall apply the reduced rate of withholding, or dispense with withholding, as the case may be, provided that Healios has received evidence, in a form reasonably satisfactory to Healios, of ATHX’s delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least 10 days prior to the time that the payments are due. If, in accordance with the foregoing, Healios withholds any amount, it shall (a) timely remit to ATHX the balance of such payment excluding the withheld tax; (b) timely remit the full amount

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withheld to the proper governmental authority; and (c) send to ATHX written proof of remittance of the full amount withheld within 30 days following remittance.

5.6    Healios will keep, and will cause each of its Affiliates or other sublicensees to keep, records reasonably sufficient to determine all amounts payable to ATHX under this Agreement (including the calculation of Royalties) for the longer of (a) 3 years after their creation or (b) the minimum period of time required by applicable law.

5.7    During the Term and for a period ending 3 years thereafter, at the request of ATHX, Healios will permit an independent certified public accounting firm of nationally recognized standing in the USA selected by ATHX to inspect and audit, upon reasonable advance notice, during regular business hours, and in a manner that does not interfere with normal operations, the books and records of Healios described in Section 5.6. ATHX and Healios will discuss to decide the number of independent accountants or auditors to access and examine the records in such audit. Healios may require the independent accountants or auditors to enter into a confidentiality agreement with Healios before undertaking any such audit, provided that the independent accountants or auditors may disclose and report the results of the audit to ATHX. All expenses of each such inspection and audit will be paid for by ATHX, unless the inspection and audit demonstrates any underpayment by Healios of over five percent (5%) of any amounts owed to ATHX under this Agreement. If the inspection and audit demonstrate any such underpayment of over five percent (5%), without limiting any other rights or remedies to ATHX, Healios will pay the balance due to ATHX together with interest at the rate of 1.5% per month (or the maximum amount permitted by applicable law if lower) and reimburse ATHX for the cost of such inspection and audit within 30 days after receiving the written report of the auditor.

SECTION 6            DEVELOPMENT OF LICENSED PRODUCTS.

6.1    As between the Parties, Healios shall be responsible to file applications for and to obtain and hold Approvals for the Licensed Products in the Territory as well as any reimbursement or pricing approvals for the Licensed Products in the Territory, if applicable. As between the Parties, Healios shall be the responsible Party for funding and conducting all clinical studies for the Licensed Products in the Territory. ATHX, at its discretion upon the request of Healios, will consult with and provide information and advice to Healios to support Healios’ regulatory and development activities within the Licensed Field.

SECTION 7            JOINT STEERING COMMITTEE.

7.1    In order to develop, to file applications for and to obtain and hold Approvals for the Licensed Products as smoothly and expeditiously as possible, as well as to distribute, to promote, to market and to sell the Licensed Products in the Territory as efficiently as possible, ATHX and Healios shall establish a Joint Steering Committee (the “JSC”) as a body for discussion and decision about all important courses of action to take in due course after the Effective Date.

7.2    Agenda of the JSC will cover the following:

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(a)      Determination of an overall research and development plan of Licensed Products and the life cycle management such as commencement and/or discontinuance of research or development of such Licensed Products in the Territory;

(b)      Reporting and review of the progress of the research and development plan of Licensed Products in the Territory, and revision, if necessary, of such plan;

(c)      Reporting and review of the application strategy for the approval of the Licensed Products in the Territory and the strategy for filing of application thereof and for pricing approvals;

(d)      Reporting strategy on marketing, promotion plans, the sales record and post marketing study of Licensed Products in the Territory; and

(e)      Any other important matters related to research, development, marketing or sale of Licensed Products for the purpose of achieving smooth and maximum penetration of Licensed Products in the Territory.

7.3      The JSC shall consist of [*]. Such representatives shall be at a senior management level, and may be changed by either Party appointing them. A chairperson of the JSC shall be appointed by Healios from its representatives.

7.4      The meetings of the JSC shall be held once a year as an ordinary meeting and at any time upon reasonable request from either Party as an extraordinary meeting for any urgent matters. The JSC meetings shall be held face to face or by telephone/video conference; provided, however, for the reason of urgency or convenience, with respect to agenda and content the JSC may also make decisions in writing (or by electromagnetic records) if all members of the JSC have agreed in advance in writing.

7.5      In the case of failure to form unanimity in the JSC, [*], subject to Section 7.6.

7.6      When a decision of JSC is reasonably expected to have a material effect on ATHX’s development, reimbursement, pricing or commercialization of MultiStem Products, the chairperson of the JSC shall fairly and reasonably consider the material effect of such a decision. When either Party is dissatisfied with the judgment, the Party may submit such dispute to mediation in accordance with the mediation rules of the International Chamber of Commerce. The place of mediation shall be Tokyo. The language to be used in the mediation shall be English. If the Parties cannot agree upon the course of action to be taken as a result of such mediation, either Party may submit the dispute for final resolution by arbitration pursuant to Section 17.2. Unless and until such dispute is finally resolved by such arbitration or the Parties otherwise mutually agree as to the action to be taken (or not taken) regarding the disputed subject, the judgment shall have no effect and neither Party may take such action (or refrain from taking such action) that was the subject of such judgment.

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SECTION 8            SUPPLY OF MULTISTEM PRODUCTS.

8.1      Subject to the terms and conditions of this SECTION 8, ATHX or its Affiliate, itself or through competent third party manufacturer(s) (“Third Party Manufacturer(s)”) shall supply to Healios, and Healios shall order and purchase from ATHX or its Affiliate, all of the MultiStem Product portion of the Licensed Products reasonably required for the Licensed Field in the Territory.

8.2      The MultiStem Product portion of the Licensed Products delivered by or on behalf of ATHX or its Affiliate shall be manufactured in accordance with all Laws and any relevant specifications agreed to by the Parties in accordance with a supply agreement and shall be delivered in the form required for use in the Licensed Field in the applicable portion of the Territory.

8.3      In addition to the payments due under SECTION 5, as partial consideration for the rights granted under this Agreement, Healios will pay to ATHX or its Affiliate for the MultiStem Product portion of the Licensed Products supplied to Healios under this Agreement as follows: [*].

8.4      If ATHX or any of its Affiliates does not supply the MultiStem Product portion of the Licensed Products to Healios at the agreed prices set forth in Section 8.3, then ATHX will grant to Healios the licenses set forth in Sections 2.3 and 3.3 to make, have made and import the MultiStem Product portions so affected anywhere in the world for use in the Licensed Field throughout the Territory.

8.5      ATHX and its Affiliates shall deliver the MultiStem Product portion of the Licensed Products Ex-Works (Incoterms 2010) at the location of ATHX, its Affiliate or their respective Third Party Manufacturer, as may be designated by ATHX from time to time.

8.6      All payments under this SECTION 8 shall be invoiced and paid in US Dollars within 30 days from the date Healios receives the invoice from ATHX or its Affiliates.

8.7      Healios shall have the right to audit manufacturing facilities of ATHX, its Affiliates and the Third Party Manufacturer(s) that are making the MultiStem Product portion of the Licensed Products for delivery to Healios under this Agreement for compliance with Laws. ATHX shall permit Healios to conduct the audit upon reasonable advance notice, during normal business hours, in a manner that does not interfere with normal operations, and subject to all on-site rules and regulations for visitors, and ATHX shall cooperate with Healios in the audit. ATHX shall ensure that its contracts with the Third Party Manufacturer(s) allow such audits of Third Party Manufacturer(s).

8.8      Healios shall have the right to verify the [*] for the MultiStem Product portion of the Licensed Products through independent accountants or auditors selected by Healios. ATHX shall permit the independent accountants or auditors to conduct such verification upon reasonable advance notice, during normal business hours, in a manner that does not interfere

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with normal operations, and subject to all on-site rules and regulations for visitors, and ATHX shall cooperate with Healios and the independent accountants or auditors in the verification. ATHX shall make and keep records necessary for calculation of such [*] and allow the independent accounts or auditors to access and examine the records in the verification. ATHX and Healios will discuss to decide the number of independent accountants or auditors to access and examine the records in the verification, in each case, during the Term and for a period ending 3 years thereafter. ATHX may require the independent accountants or auditors to enter into a confidentiality agreement with ATHX before undertaking any such verification, provided that the independent accountants or auditors may disclose and report the results of the verification, including, the information concerning the [*], to Healios. All expenses of each such verification will be paid for by Healios, unless the verification demonstrates a discrepancy in the [*] for the MultiStem Product portion of the Licensed Products of over five percent (5%) between ATHX’s reported amount and the actual amount confirmed through such verification. If the verification demonstrates any past overpayment by Healios of over five percent (5%) of such actual [*], without limiting any other rights or remedies to Healios, ATHX will pay the amount of such discrepancy to Healios together with interest at the rate of 1.5% per month (or the maximum amount permitted by applicable law if lower) and reimburse Healios for the cost of such verification within 30 days after receiving the written report of the independent accountant or auditor.

8.9    ATHX, its Affiliate or their Third Party Manufacturer shall provide certificates of analysis to Healios for all of the MultiStem Product portion of the Licensed Products supplied under this Agreement. Upon reasonable request from Healios, ATHX shall provide Healios with any documents that are related to the manufacturing and supply of the MultiStem Product portion of the Licensed Products to Healios under this Agreement and that are reasonably necessary for Healios to prepare or submit its regulatory filings in relation to the Licensed Products in the Licensed Field in each portion of the Territory.

SECTION 9                TECH TRANSFER.

9.1    When any of the events described in clauses (a) to (g) in Section 2.3 occurs, if requested by Healios, ATHX shall promptly begin to provide and transfer to Healios, its Affiliate or Healios’ designated third party manufacturer, any and all data, information, know-how or technology required for manufacturing the MultiStem Product portion of the Licensed Products for the Licensed Field and support Healios so that Healios may make or have made such MultiStem Product portion of the Licensed Products for the Licensed Field (collectively “Manufacturing Information”). Manufacturing Information shall include, without limitation, any confidential manufacturing dossier such as all specifications, SOPs and testing reports. Manufacturing Information shall cover any and all information that ATHX provides to at least one of the Third Party Manufacturer(s) of the subject MultiStem Product portion of the Licensed Products during all or part of the term of this Agreement. If requested by Healios, ATHX will use commercially reasonable efforts to facilitate an arrangement between Healios and a Third Party Manufacturer that ATHX retains for the manufacturing of the MultiStem Product portion of the Licensed Products provided to Healios, so that [*]. Such transfer of Manufacturing Information (the “Tech Transfer”) shall be deemed completed if Healios, its Affiliate or

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Healios’ designated third party manufacturer becomes ready to manufacture or have manufactured the subject MultiStem Product portion of the Licensed Products for the requirement.

9.2      Notwithstanding Section 9.1 above, if any of the events described in clauses (a) or (b) in Section 2.3 occurs, Healios may provide ATHX with notice thereof and its intent to exercise its rights under Section 9.1. If ATHX demonstrates within 30 days after receipt of such notice that ATHX is able to supply Healios with the subject MultiStem Product portion of the Licensed Products for the Licensed Field with satisfactory quality and in a stable and continual manner, then Healios may not exercise such rights. If ATHX fails to so demonstrate, Healios may exercise such rights. In response to exercise of such rights by Healios upon or after ATHX’s failure to so demonstrate under this Section 9.2, ATHX shall assume the obligations as set forth in Section 9.1.

9.3      The Parties shall make their reasonable efforts, and shall reasonably cooperate with each other, so that the Tech Transfer may be completed as soon as reasonably possible after any of (a) to (g) in Section 2.3 occurs.

9.4      ATHX shall be responsible for the costs of ATHX and its Affiliates in connection with the Tech Transfer described in Section 9.1. Healios shall be responsible for the costs of Healios and its Affiliates in connection with the Tech Transfer described in Section 9.1 and any associated costs of Healios’ designated third party manufacturer, if applicable, [*].

9.5      If, at any time after Healios has exercised its right to manufacture the subject Product pursuant to Section 9.1 and before or after the Tech Transfer is completed, ATHX reasonably demonstrates that it is able to supply Healios with the subject Product for the Licensed Field in the Territory [*], then Healios will purchase a reasonable proportion of its requirements of the subject Product from ATHX on a non-exclusive basis, taking into account the nature and extent of Healios’ fixed manufacturing investment and third party purchase commitments and price competitiveness of ATHX, for so long as ATHX continues to demonstrate its ability to supply [*].

SECTION 10            TERM AND EXPIRATION.

10.1    [*].

10.2    This Agreement shall automatically terminate upon the expiration of all Product Terms in the Territory (the “Term”).

SECTION 11            TERMINATION; EFFECTS OF TERMINATION OF THIS AGREEMENT.

11.1    Healios may terminate this Agreement without cause with 6 months prior written notice to ATHX.

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11.2    Healios may terminate this Agreement immediately by notice to ATHX in the event that ATHX is in material breach of this Agreement and fails to rectify such breach within 60 days of written notice of such breach from Healios.

11.3    ATHX may terminate this Agreement, in its entirety or in part with respect to any Licensed Product or portion of the Licensed Field, immediately by notice to Healios in the event Healios is in material breach of this Agreement and fails to rectify such breach within 60 days of written notice of such breach from ATHX. Without limiting the foregoing, Healios’ material failure to pay any of the amounts due under SECTION 5 when due is a material breach of this Agreement.

11.4    Upon Termination of this Agreement for any reason:

(a)    the provisions in Sections SECTION 1, 2.5, 3.7 - 3.12, 4.1, 5.3 - 5.7, 11.4, SECTION 13, SECTION 14, 16.7 and SECTION 17 shall survive Termination of this Agreement if and as applicable; and

(b)    all obligations accruing prior to Termination of this Agreement shall remain due and owed in accordance with their respective terms.

11.5    Upon Termination of this Agreement by Healios pursuant to Section 11.1 or by ATHX pursuant to Section 11.3, Healios will work in good faith with ATHX to promptly (i) transfer to ATHX ownership of all investigator’s brochures, regulatory filings and regulatory approvals for the Licensed Product throughout the Territory; (ii) deliver to ATHX all clinical data and information in Healios’ possession or control relating to Licensed Products, including for clarity manufacturing data, if any, in the same form in which Healios maintains such data, (iii) deliver to ATHX, in the same form in which Healios maintains such items, copies of all reports, records, regulatory correspondence and other materials in Healios’ possession or control relating to the clinical development of Licensed Product throughout the Territory.

11.6    Upon Termination of this Agreement by Healios pursuant to Sections 11.1 or 11.2, Healios may continue to sell the then-current finished goods inventory of Licensed Product in its stock as of the effective date of termination even after termination, subject to any of its obligations under SECTION 5 that result from such sales and the rights granted under Sections 2.1, 2.2, 2.3 (if applicable), 3.1, 3.2 and 3.3 survive such Termination and remain in effect solely for such purpose until such inventory is exhausted.

11.7    Upon expiration of a Product Term with respect to a particular Licensed Product pursuant to Section 10.1, Sections 2.1, 2.2, 2.3 (if applicable), 3.1, 3.2 and 3.3, and SECTION 4 shall survive such expiration and remain in full force and effect with respect to such Licensed Product; provided, however, that the licenses granted to Healios under such sections as applicable with respect to such Licensed Product shall be royalty-bearing thereafter (including after the Term) in accordance with this Section 11.7 for a maximum period of twenty (20) years from the date of the first commercial sale (after Approval) of such Licensed Product in the Territory, unless the initial Product Term extends beyond such twenty (20) year period, in which

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case such licenses shall be royalty-bearing for a maximum period of five (5) years after the expiration of the initial Product Term (“Post-Term Period”), and upon termination of such payment obligation at the end of such 20-year or 5-year period, as applicable, all of the licenses granted by ATHX to Healios under this Agreement with respect to such Licensed Product automatically convert to non-exclusive. Notwithstanding the foregoing, such royalty-bearing licenses (and Healios’ obligation to pay such royalties) with respect to such Licensed Product shall terminate automatically without further action by either Party at such time that neither Healios nor any of its Affiliates or permitted sublicensees have used any remaining enforceable rights in any of the ATHX MultiStem Background IP or Foreground IP owned by ATHX anywhere in the Territory for the sale of such Licensed Product for a continuous period of 1 year. The applicable royalty rate for such licenses with respect to such Licensed Product during the Post-Term Period shall be calculated based upon the total Net Sales in a calendar year, or any partial calendar year, as appropriate, as set forth in Table 11.7 below:

Table 11.7 – Post-Product Term Royalty Rates
Total Net Sales of such Licensed Product in the Calendar Year	Royalty Rate
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]

All royalties due under this Section shall be paid in accordance with and subject to Sections 5.4 and 5.5. The payment of the amounts due under this Section 11.7 shall be made in US Dollars within 60 days from the end of each calendar year. To calculate the amount due in US Dollars, Healios shall convert the amount of Net Sales of such Licensed Products from currency collected by Healios to US Dollars using the currency conversion published by the Wall Street Journal, Eastern Edition, and based upon the average conversion rate for the calendar year being reported. To determine the royalty rate applicable to Net Sales for a partial calendar year (such as for the period starting on Termination of this Agreement and ending at the end of the calendar year in which that occurs), [*].

11.8      Section 3.4 survives termination and remains in full force and effect upon Termination of this Agreement in its entirety for expiration pursuant to SECTION 10, by Healios pursuant to Section 11.1, or by ATHX pursuant to Section 11.3.

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SECTION 12                PHARMACOVIGILANCE AND DILIGENCE.

12.1      In accordance with any Laws, Healios shall monitor and evaluate any and all adverse or undesirable events in relation to the Licensed Products arising in preclinical trials, clinical trials and post-marketing surveillance that Healios is involved with independently of (i) the causation between prevention or treatment with the Licensed Product and the event and (ii) the characteristics of the event. If such event occurs, Healios shall report such event required to be reported under Laws to an authority in charge in accordance with the Laws within time allowed for the report, and forward the information of such event to ATHX within the shortest delay and no later than one week after becoming aware of the event.

12.2      In response to a request of ATHX in relation to the event as set forth in Section 12.1, Healios shall provide an answer in writing within one week.

12.3      The Parties shall discuss and put in place a written agreement for exchanging adverse event and other safety and pharmacovigilance information relating to each Licensed Product prior to the initiation of clinical activity by Healios. Such agreement could be by amendment of an existing agreement between the Parties to cover the activities contemplated by this Agreement.

12.4      Healios shall use commercially reasonable efforts to develop and achieve Approval for the Licensed Products for each of the diseases or conditions within the Licensed Field throughout the Territory. Following any such Approval, Healios shall use commercially reasonable efforts to commercialize such Licensed Products for each of the diseases or conditions within the Licensed Field throughout the Territory.

SECTION 13                CONFIDENTIALITY.

13.1    “Confidential Information” means (a) terms of this Agreement (but not its mere existence) and (b) any and all proprietary information disclosed by one Party (“Discloser”) to the other Party (“Recipient”) under this Agreement, whether orally, visually, electronically such as by email or in an electric file, or in writing, which (i) if disclosed in writing or other tangible form, is clearly designated as being confidential by a mark with the word “Confidential” or a similar warning, or (ii) if disclosed orally, visually or in other non-tangible form, is disclosed as confidential at the time of disclosure, reduced to a written document describing such information and the place and date of such disclosure and provided to Recipient with a mark with the word “Confidential” or a similar warning within 30 days from the date of disclosure; provided, however, that the Confidential Information does not include information that falls under any of the following categories, which shall be proved by Recipient:

(a)      Information which is publicly known at the time of disclosure by Discloser or information which becomes publicly known with no fault of Recipient after disclosure by Discloser;

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(b)        Information which is already in the possession of Recipient on or before disclosure by Discloser;

(c)        Information which Recipient duly obtains from a third party who is not under any obligation to maintain the confidentiality of such information;

(d)        Information which Recipient has independently developed or obtained without the benefit of information disclosed by Disclosure; or

(e)        Information for which the Recipient obtains from the Discloser a prior written approval for disclosure.

13.2      Except as otherwise provided in this SECTION 13, Recipient shall hold and maintain Confidential Information in strict confidence, and shall not disclose to any third party Confidential Information without a prior written approval of Discloser and Recipient shall use Confidential Information solely for the purpose of this Agreement (“Purpose”). Notwithstanding the foregoing, Recipient may disclose Confidential Information to its directors, statutory auditors, officers, employees and agents and those of its Affiliate (collectively referred to as “Staff”) when its Staff needs to know the Confidential Information for the Purpose. Recipient shall make its Staff comply with the obligations as set forth in this SECTION 13, whether during the period in which the Staff has positions in Recipient or after the Staffs leave Recipient and shall be fully liable to Discloser for their breach of such terms as if such breach was by Recipient.

13.3      Recipient may disclose Confidential Information to its and its Affiliates’ licensees or sublicensees, as applicable, and its and their respective bankers, accountants, counsels, consultants and independent contractors (the “Outside Staff”) who need to know the Confidential Information for the Purpose or their professional duties in connection with the rights or obligations of Recipient under this Agreement, provided that Recipient shall cause the Outside Staff to be bound by no less stringent terms than those set forth in SECTION 13 (applied mutatis mutandis) and shall be fully liable to Discloser for their breach of such terms as if such breach was by Recipient.

13.4      Recipient shall manage Confidential Information with the same degree of care as it would manage its own confidential information but always with no less stringent degree of care than a reasonable care.

13.5      In the case where Recipient is required to disclose Confidential Information by any administrative or judicial organization (including the ICC for mediation or arbitration under this Agreement) or under any Law, including without limitation regulations and rules of stock exchange and, in response to the request, discloses the Confidential Information, such disclosure does not fall into any breach of the obligations as set forth in this SECTION 13. In such case, Recipient shall notify Discloser of such disclosure in advance (if an advance notice is impossible or difficult, promptly after such disclosure) and make reasonable efforts to minimize the scope of such disclosure.

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13.6      Upon request by Discloser, within 60 days after Termination of this Agreement, Recipient shall promptly return to Discloser returnable materials in which Confidential Information (including reproduced/replicated Confidential Information) is recorded, or, as instructed by Discloser, destroy such materials and (ii) delete Confidential Information recorded in unreturnable materials (including that provided via email or as an attached file thereof and recorded in a hard disk drive); provided, however, that (a) digital backup files automatically generated by Recipient’s customary electronic data processing system may be retained and properly stored as confidential files for the sole purpose of backup and will be deleted in accordance with its retention policy and (b) ATHX may retain all information transferred from Healios to ATHX pursuant to Section 11.5 all of which shall thereafter be the Confidential Information of ATHX for which Healios is deemed the Recipient (notwithstanding that Healios may have first disclosed such information to ATHX) and with respect to which the exceptions in Sections 13.1(a)-(d) do not apply.

13.7      The obligations set forth in SECTION 13 shall be effective for 20 years from Termination of this Agreement.

SECTION 14                INDEMNIFICATION.

14.1      Each Party (“Indemnifying Party”) shall protect, defend, indemnify and hold the other Party (“Indemnified Party”), its Affiliate and its and their respective Staff and Outside Staff (collectively, the “Indemnitees”) harmless from and against any and all actual or threatened claims or lawsuits by any third party and all associated liabilities, losses, damages (whether or not “punitive” in nature), fees, expenses, costs, claims, demands, fines and penalties, including the burden and expense of defending against all third party claims and regulatory actions, amounts paid in settlement thereof (including interest), and reasonable attorneys’ fees and disbursements of counsel (“Liabilities”), arising out of or based upon (i) any misrepresentation or breach by the Indemnifying Party of any representation or warranty in this Agreement or (ii) any breach by the Indemnifying Party of any of the provisions of this Agreement; except in each case to the extent that any of the Liabilities are caused by or attributable to (x) negligence or willful misconduct of any of the Indemnitees, (y) any misrepresentation or breach by the Indemnified Party of any representation or warranty in this Agreement, or (z) any breach by the Indemnified Party of any of the provisions of this Agreement or any act (or omission) of any Indemnitees that if performed (or not performed) by the Indemnified Party would be a breach of any provision of this Agreement. The foregoing indemnification is conditional upon (a) the Indemnified Party notifying the Indemnifying Party of any claim or demand for Liabilities promptly after it receives or notices the same, (b) Indemnified Party cooperating with Indemnifying Party in the defense of Indemnifying Party, and if requested, giving full control of defense to the Indemnifying Party and (c) Indemnified Party not compromising or settling such claim or demand without the prior written consent of the Indemnifying Party.

SECTION 15                INFRINGEMENT AND CHALLENGE OF RIGHTS.

15.1      When either Party (the “Notifying Party”) becomes aware of any actual or threatened infringement of the ATHX MultiStem Background IP or Foreground IP of ATHX by any third

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party in portion of the Territory (the “Infringement by Third Party”), the Notifying Party shall promptly notify the other Party of the detailed conduct of the Infringement by Third Party and the name of the third party to the extent that the Notifying Party knows.

15.2      Infringement by Third Party will be addressed as follows:

(a)        Subject to Section 15.2(b), Healios shall have the right, but not the obligation, to attempt to stop Infringement by Third Party of the ATHX MultiStem Background IP or Foreground IP of ATHX within the Licensed Field anywhere in the Territory, including through negotiation and litigation at its cost, to the extent that the Infringement by Third Party is related to a product(s) competing with any Licensed Product that is sold by Healios, its Affiliate or their sublicensee for use within the Licensed Field. ATHX shall provide Healios with any assistance in connection with the Healios’ activities to attempt to stop such Infringement by Third Party as reasonably requested by Healios, including by ATHX joining as a party to any such litigation or filing a joint action with Healios if Healios desires to seek an injunction against the Third Party and ATHX’s participation as a party in such litigation is required to obtain such injunction. Any recoveries resulting from such efforts will be allocated in the following priority: (i) first, in reimbursing Healios’ out of pocket expenses (including counsel fees and expenses) in undertaking such activities, (ii) second, in reimbursing ATHX’s out of pocket expenses (including counsel fees and expenses) in assisting with such activities, and (iii) third, the remainder (if any) to be retained by Healios but reported as Net Sales and paid to ATHX thereon under SECTION 5. No settlement, stipulated judgment or other voluntary final disposition of litigation under this Section 15.2(a) may be undertaken by Healios without the consent of ATHX if such settlement, stipulated judgment or other voluntary final disposition would require ATHX to be subject to an injunction, admit wrong-doing, make a monetary payment or would otherwise materially adversely affect ATHX’ rights under this Agreement or any of the ATHX MultiStem Background IP or Foreground IP of ATHX.

(b)        If Healios fails, pursuant to Section 15.2(a) to bring an action with respect to, or to terminate, the Infringement by Third Party before the earlier of (i) 180 days following the notice of alleged infringement; and (ii) 10 days before the time limit, if any, set forth in the Laws for the filing of such actions, then ATHX shall have the right, but not the obligation, to attempt to stop such infringement, including through litigation. Healios will provide ATHX with any assistance in connection with ATHX’s activities to attempt to stop Infringement by Third Party as reasonably requested by ATHX, and ATHX shall be responsible for all of the out-of-pocket costs and expenses (including counsel fees) in relation to the assistance, regardless of whether any recoveries are obtained. Any recoveries resulting from such action will be retained by ATHX. ATHX may not enter into settlements, stipulated judgments or other arrangements respecting such infringement without the prior written consent of Healios if such settlement, stipulated judgment or other arrangement would require Healios to be subject to an injunction, admit wrong-doing, make a monetary payment or would otherwise conflict with the exclusive rights granted to Healios under this Agreement.

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(c)        The Parties will consult with each other with respect to potential strategies for stopping the Infringement by Third Party without litigation and during litigation. Each Party will cooperate with the other Party in its efforts to stop the Infringement by Third Party as reasonably requested, including by joining in any such litigation as a party or participating in any such litigation as a sole party to the extent required by any Laws.

15.3      When any third party takes any action to invalidate or to have declared unenforceable any of the ATHX MultiStem Background IP or Foreground IP of ATHX in any manner, including filing an invalidation trial or an opposition or as an invalidation defense, a counterclaim, declaratory judgment or other response to an allegation made by Healios or ATHX under Section 15.2, ATHX shall have the sole right to defend against, and shall take at its sole expense commercially reasonable actions to defend against, the third party’s actions or claims. In response to a request of ATHX, Healios shall provide all reasonable assistance to ATHX in connection with ATHX’s actions above. ATHX shall be responsible for all of the out-of-pocket costs and expenses reasonably incurred by Healios in connection with such assistance requested by ATHX.

15.4      When (a) either (i) any conduct under the license under this Agreement or the sublicense by Healios, its Affiliate or its permitted sublicensee constitutes a material risk of being deemed an infringement of any right, title or interest of any intellectual property of any third party (“Infringement of Third Party’s Right”) or (ii) any third party threatens or initiates legal actions alleging Infringement of Third Party’s Right in connection with any conduct under such license or the sublicense by Healios or its permitted sublicensee, and (b) such risk, threat or litigation is based upon the MultiStem Product as supplied by ATHX, its Affiliate or a Third Party Manufacturer to Healios under this Agreement or a supply agreement contemplated hereby (“Supplied Product”) or upon the manufacturing method as transferred by ATHX to Healios pursuant to Section 9.1 to make MultiStem Product for use in the Licensed Field in any portion of the Territory (“Transferred Method”), then (c) if requested by Healios and subject to Section 15.5, [*]. ATHX shall be responsible for all of ATHX’s and its Affiliates’ costs and expenses incurred in the actions above, including, if and as applicable, (A) payments under any agreement entered between ATHX or its Affiliate, on the one hand, and the third party, on the other hand, (B) any costs and expenses of ATHX and its Affiliates for legal procedures against the third party, including the attorneys’ fees of ATHX and its Affiliates, and (C) any costs and expenses of ATHX’s and its Affiliates’ associated with their respective negotiations with the third party. Healios shall cooperate with ATHX and its Affiliates in connection with the actions above; provided that ATHX shall reimburse Healios for Healios’ and its Affiliates’ reasonable out-of-pocket legal costs and expenses incurred in the actions above.

15.5      Notwithstanding Section 15.4, ATHX shall have no obligation thereunder:

(a)        when the Supplied Product as supplied by ATHX or the Third Party Manufacturer(s) has been modified in a manner not specifically directed in writing by ATHX and without such modification exploitation of the Licensed Product would not be deemed a material risk of infringement;

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(b)        when the Transferred Method has been modified in a manner not specifically directed in writing by ATHX and without such modification exploitation of the Transferred Method would not be deemed a material risk of infringement;

(c)        when the Supplied Product or the Transferred Method is exploited in any manner that is not licensed or that would be a breach of this Agreement;

(d)        (i) when the Supplied Product is exploited in combination with anything or (ii) when the Supplied Product is part of a Licensed Product and, in each case, (i) or (ii), exploitation of the Supplied Product alone, as supplied by ATHX or the Third Party Manufacturer(s), would not be deemed a material risk of infringement;

(e)        when the Transferred Method is exploited in combination with anything not provided or specifically directed in writing by ATHX and exploitation of the Transferred Method alone would not be deemed a material risk of infringement;

(f)        for any use or methods of treatment developed by Healios; or

(g)        other than as expressly set forth in this Agreement, for any Liabilities incurred by Healios, its Affiliates or their respective sublicensees.

SECTION 16                REPRESENTATION AND WARRANTIES; DISCLAIMER.

16.1      Each of ATHX and Healios represents and warrants that as of the Effective Date it is duly organized and exists in good standing under the Laws of the jurisdiction in which it is organized, has the power to own its property and to carry on its business as now being conducted.

16.2      Each of ATHX and Healios represents and warrants that as of the Effective Date it has and during the Term will have the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including, without limitation, to grant the license as set forth in this Agreement, without consent of any third party and without breach of any agreements with or obligations to any third party.

16.3      Each of ATHX and Healios represents and warrants that as of the Effective Date it has not and thereafter it will not enter into agreement with an obligation to a third party inconsistent, incompatible, or conflicting with its obligations under this Agreement.

16.4      ATHX represents and warrants that, to its knowledge as of the Effective Date, the issued patents of ATHX MultiStem Background Patents in the Territory related to the Licensed Products in the Licensed Field were valid and enforceable.

16.5      ATHX represents and warrants that it will not research, develop, use, distribute, promote, market, offer for sale, sell or import Licensed Products in any country in the Territory for use within the Licensed Field.

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16.6    Each of ATHX and Healios represents and warrants that, to its knowledge as of the Effective Date, the information disclosed in the course of discussion and negotiation in relation to this Agreement was true in all material respects.

16.7    EXCEPT AS PROVIDED EXPRESSLY IN THIS SECTION 16 AND IN SECTION 2.4, NEITHER ATHX NOR HEALIOS MAKES ANY REPRESENTATIONS OR WARRANTIES UNDER THIS AGREEMENT WHATSOEVER, AND EACH OF ATHX AND HEALIOS HEREBY DISCLAIMS ALL OTHER SUCH POTENTIAL WARRANTIES, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, AGAINST INFRINGEMENT, AND THOSE ARISING THROUGH COURSE OF DEALING OR TRADE OR OTHERWISE.

SECTION 17            MISCELLANEOUS.

17.1    This Agreement shall be governed by and construed under the Laws of State of New York without regard to its choice of law principles.

17.2    All disputes arising out of or relating to this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by 3 arbitrators appointed in accordance with the said Rules. The Emergency Arbitrator Provisions shall not apply. The seat of the arbitration shall be Tokyo. The language to be used in the arbitration shall be English. The award rendered by arbitration shall be final and binding upon both Parties and judgment upon the award may be entered into in any court having jurisdiction for enforcement thereof. The Parties shall treat all matters relating to the arbitration, including, but not limited to, the existence of the arbitration, all documents produced by one Party in the arbitration, or the award rendered by the arbitration as Confidential Information.

17.3    All rights and licenses of Healios or its Affiliate under this Agreement are and shall be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any counterparts in other jurisdictions, licenses of rights to “intellectual property” as defined in Section 101 of the U.S. Bankruptcy Code, to the extent that the U.S. Bankruptcy Code or any counterparts in other jurisdictions is applicable to the rights and license. Healios may retain and exercise all of its rights and elections under the U.S. Bankruptcy Code or any counterparts in other jurisdictions.

17.4    The licenses granted by either Party under its respective intellectual property in this Agreement are limited to those specifically and expressly set forth in Sections 2.1, 2.2, 2.3, 3.1, 3.2, 3.3 and 4.2. Nothing in this Agreement does or will be construed to grant to a Party any rights in any intellectual property rights not expressly granted, in each case whether by implication, estoppel or otherwise, and neither Party will exploit or grant sublicenses in any of the intellectual property rights licensed to it outside of the scope expressly licensed to it under this Agreement. All rights not specifically granted by a Party are reserved by such Party.

17.5    NEITHER ATHX NOR HEALIOS WILL BE LIABLE UNDER THIS AGREEMENT FOR ANY SPECIAL, PUNITIVE, CONSEQUENTIAL, INCIDENTAL OR OTHER INDIRECT DAMAGES OF ANY TYPE OR NATURE, WHETHER BASED IN CONTRACT,

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*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

TORT, STRICT LIABILITY, NEGLIGENCE OR OTHERWISE, INCLUDING LOSS OF PROFITS OR REVENUES, EXCEPT (A) TO THE EXTENT ANY SUCH DAMAGES ARE PAYABLE TO THIRD PARTIES IN CONNECTION WITH A INDEMNIFICATION OBLIGATION HEREUNDER, (B) FOR WILLFUL BREACH OR BREACH RESULTED FROM BAD FAITH OF ANY PROVISION OF THIS AGREEMENT, (C) FOR EXPLOITATION OF ANY OF THE INTELLECTUAL PROPERTY RIGHTS LICENSED UNDER THIS AGREEMENT OUTSIDE OF THE SCOPE LICENSED, OR (D) BREACH OF THE CONFIDENTIALITY PROVISIONS IN SECTION 13.

17.6    Neither this Agreement nor any rights or obligations of any Party to this Agreement may be assigned or otherwise transferred by such Party without the consent of the other Party, except that a Party may assign this Agreement, without such consent, to an Affiliate or to a purchaser of or successor in interest to substantially all of that Party’s business or assets to which this Agreement pertains, through merger, sale of assets and/or sale of stock or ownership interest, consolidation or name change. Any permitted assignee shall assume all obligations of its assignor under this Agreement and provide notice of such assignment to the other Party promptly after such assignment. Any purported assignment in violation of this Section is void.

17.7    This Agreement may be executed in counterparts, each of which, when executed, are deemed to be an original and all of which together constitute one and the same document.

17.8    This Agreement together with its Exhibit(s) sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and supersedes all agreements or understandings, verbal or written, made between ATHX, Healios and their respective Affiliates with respect to the subject matter hereof. None of the terms of this Agreement may be amended, supplemented or modified except in writing signed by the Parties.

17.9    Headings in this Agreement are included herein for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

17.10    All notices, consents, approvals, requests or other communications required hereunder given by one Party to the other Party shall be in writing and made by (i) registered or certified air mail, postage prepaid and return receipt requested, (ii) facsimile, (iii) internationally recognized express overnight courier or (iv) delivered personally to the following addresses of the respective Parties:

If to ATHX:	ABT Holding Company 3201 Carnegie Avenue Cleveland, OH 44115 Attention: President Facsimile: +1.216.361.9495

with a copy to:	Jones Day 4655 Executive Drive, Suite 1500 San Diego, CA 92121

24

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Attention: Thomas A. Briggs Facsimile: +1.858.314.1150

If to Healios:	HEALIOS K.K. World Trade Center Bldg. 15F 2-4-1 Hamamatsucho, Minato-ku, Tokyo, 135-6115 Japan Attention: Chairman & CEO Tadahisa “Hardy” Kagimoto, Facsimile: +81.3.3434.7231

with a copy to:	HEALIOS K.K. World Trade Center Bldg. 15F 2-4-1 Hamamatsucho, Minato-ku, Tokyo, 135-6115 Japan Attention: General Manager of Business Development, Hiromu Ozaki Facsimile: +81.3.3434.7231

Notices hereunder are deemed to be effective (i) upon receipt when made by registered or certified air mail, (ii) upon receipt when sent by facsimile, provided that the sender retains a written confirmation of the successful transmittal, (iii) upon receipt when made by internationally recognized express overnight courier, or (iv) upon delivery if personally delivered. A Party may change its address listed above by sending notice to the other Party.

17.11    The relationship between ATHX and Healios is that of independent contractors. Nothing in this Agreement shall be constructed to create a relationship of employer and employee, partner, joint venture, or principal and agent.

17.12    The invalidity or unenforceability of any term or provision in this Agreement shall not affect the validity or enforceability of any other term or provision hereof. If any of the terms or provisions of this Agreement are in conflict with any applicable law or regulation, such term(s) or provision(s) shall be deemed inoperative to the extent they may conflict therewith and shall be deemed to be modified to confirm with such law and regulation.

17.13    Any right of one Party hereto to the other Party may not be or is not deemed waived except by an instrument in writing signed by the party having such right. All rights, remedies, undertakings, obligations and agreements contained in this Agreement are cumulative and none of them are a limitation of any other remedy, right, undertaking, obligation or agreement.

[Remainder of page intentionally blank]

25

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 3 to Collaboration Expansion Agreement

IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed by their duly authorized officers upon the date set out below.

ABT Holding Company		HEALIOS K.K.

By:	/s/ Gil Van Bokkelen	By:	/s/ Tadahisa “Hardy” Kagimoto
Name:	Gil Van Bokkelen	Name:	Tadahisa “Hardy” Kagimoto
Title:	Chairman & CEO	Title:	Chairman & CEO

GUARANTEE BY ATHERSYS, INC.

Athersys, Inc. hereby irrevocably guarantees the performance of all of ATHX’s obligations under this Agreement.

Athersys, Inc.

By:	/s/ Gil Van Bokkelen
Name:	Gil Van Bokkelen
Title:	Chairman & CEO

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 3 to Collaboration Expansion Agreement

Schedule 1

ATHX MultiStem Patents in the Territory

(see attached)

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1

STEM CELL PATENTS AND APPLICATIONS IN JAPAN

CONFIDENTIAL

[*]

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 3 to Collaboration Expansion Agreement

Schedule 2

[*]

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 4

MultiStem China Option Agreement for License

Part 1: Terms in Option Agreement

1.	“Effective Date” would be the date on which the Healios pays the first instalment of [*] to Healios for the China Option and [*].
2.

“Option Fields” would be treatment of ischemic stroke, acute respiratory distress syndrome (including idiopathic pulmonary fibrosis), and either trauma or an alternative indication mutually agreed by the Parties, or some combination of the foregoing.

3.

The “Option Term” would be the period that starts on the Effective Date of this Option Agreement and ends upon the first to occur of: (a) Option Expiration Date or (b) Healios’ proper exercise of the Option with respect to one or more of the Option Fields. The “Option Expiration Date” would mean [*].

4.	If Healios paid the Option Extension Fee, then such amount may be applied as a credit towards the applicable License Fee below.
5.

To exercise the Option, Healios would pay to ATHX one of the following amounts set forth in the table below (“License Fee”) before the end of the Option Term depending upon which portion(s) of the Option Field Healios desires to exercise and license. The License Fee would not be refundable for any reason.

Portion of Option Fields to be Licensed Field in MultiStem China License Agreement	License Fee (US Dollars)
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Part 2: Terms in License Agreement to be Attached to Option Agreement

6.	The License Agreement would become effective as a result of exercising the Option and the form of such agreement would be patterned after the Initial License Agreement.
7.	“Licensed Field” would be determined based upon how Healios exercised its option.
8.	“Territory” would be China.
9.	Payments:

Development Milestone Payments

Development Milestone Activity	Milestone Payment (US Dollars)

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

Sales Milestone Payments

Net Sales (US Dollars) in a Calendar Year	Milestone Payment (US Dollars)

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

17

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Royalty Rates

Net Sales (US Dollars) of Products	Royalty Rate

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

                      [*].

10.    Royalty Change: [*].

11.    Manufacture in China: [*].

18

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 5

[*]

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.